(METLIFE LOGO)
                                                                    EXHIBIT 99.2

                                 SECOND QUARTER
                              FINANCIAL SUPPLEMENT
                                  JUNE 30, 2005


                                       2


(SNOOPY GRAPHIC)





PEANUTS (C) United Feature Syndicate, Inc.

                                                                  (METLIFE LOGO)


TABLE OF CONTENTS

HIGHLIGHTS
   Corporate Overview                                                                              2

METLIFE, INC.
   Consolidated Balance Sheets                                                                     3
   Consolidated Statements of Operating Earnings                                                   4
   Consolidating Balance Sheet                                                                     5
   Consolidating Statement of Operating Earnings                                                   6


SUMMARY OF SEGMENT OPERATING EARNINGS                                                             10

INSTITUTIONAL OPERATIONS
   Statements of Operating Earnings                                                               11
   Premiums, Fees and Other Revenues by Product and Additional Statistical Information            15
   Future Policy Benefits and Policyholder Account Balances and
      Separate Account Liabilities                                                                16
   Other Expenses by Major Category                                                               17
   Spreads by Product                                                                             18

INDIVIDUAL OPERATIONS
   Statements of Operating Earnings                                                               19
   Premiums and Deposits by Product and Mutual Fund Sales                                         24
   Additional Statistical Information                                                             25
   Future Policy Benefits and Policyholder Account Balances and
      Separate Account Liabilities                                                                26
   Insurance Expenses and Other Expenses by Major Category                                        27
   Spreads by Product                                                                             28

AUTO & HOME OPERATIONS
   Statements of Operating Earnings                                                               29
   Written Premiums by Product and Selected Financial Information and Supplemental Data           33

INTERNATIONAL OPERATIONS
   Statement of Operating Earnings                                                                34

REINSURANCE OPERATIONS
   Statement of Operating Earnings                                                                35
   Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region          36

CORPORATE, OTHER & ELIMINATIONS
   Statement of Operating Earnings                                                                37

METLIFE, INC.
   Investment Results by Asset Category and Annualized Yields                                     38
   Fixed Maturities and Equity Securities Gross Unrealized Gains and Losses Aging Schedule        40
   Summary of Fixed Maturities Available for Sale by Sector and Quality Distribution, and
      Summary of Commercial Mortgage Loans by Region and Property Type                            41
   Summary of Real Estate, Summary of Mortgages and Consumer Loans and Distribution of
      Assets Under Management                                                                     42

OTHER INFORMATION
   Company Ratings                                                                                43

NOTE:

THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES FINANCIAL MEASURES, "OPERATING EARNINGS," "OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS" AND "OPERATING EARNINGS PER DILUTED COMMON SHARE," THAT ARE NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). "OPERATING EARNINGS" IS DEFINED AS GAAP NET INCOME EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, THE IMPACT FROM THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, AND DISCONTINUED OPERATIONS, NET OF INCOME TAXES. SCHEDULED SETTLEMENT PAYMENTS ON DERIVATIVE INSTRUMENTS NOT QUALIFYING FOR HEDGE ACCOUNTING TREATMENT ARE INCLUDED IN OPERATING EARNINGS. "OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS" IS DEFINED AS OPERATING EARNINGS LESS PREFERRED STOCK DIVIDENDS. "OPERATING EARNINGS PER DILUTED COMMON SHARE" IS CALCULATED BY DIVIDING OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY THE NUMBER OF WEIGHTED AVERAGE DILUTED COMMON SHARES OUTSTANDING FOR THE PERIOD INDICATED. METLIFE BELIEVES THESE MEASURES ENHANCE THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, AND ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, BOTH OF WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD, THE IMPACT OF THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, AND DISCONTINUED OPERATIONS, NET OF INCOME TAXES, THEREBY HIGHLIGHTING THE RESULTS FROM OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. OPERATING EARNINGS, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS PER DILUTED COMMON SHARE SHOULD NOT BE VIEWED AS SUBSTITUTES FOR GAAP NET INCOME, GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND GAAP NET INCOME PER DILUTED COMMON SHARE, RESPECTIVELY. RECONCILIATIONS OF OPERATING EARNINGS TO GAAP NET INCOME, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS TO GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS PER DILUTED COMMON SHARE TO GAAP NET INCOME PER DILUTED COMMON SHARE, THE MOST DIRECTLY COMPARABLE GAAP MEASURES, ARE INCLUDED IN THE QFS AND IN METLIFE'S EARNINGS PRESS RELEASE, DATED JULY 28, 2005, FOR THE QUARTER ENDED JUNE 30, 2005, WHICH ARE AVAILABLE AT WWW.METLIFE.COM.

                                                                  (METLIFE LOGO)


CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)

                                                                                      For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                  June 30,    September 30,  December 31,   March 31,    June 30,
                                                                   2004          2004            2004         2005         2005
                                                                  ------------------------------------------------------------------
Net income (1)                                                      $954          $695            $511         $987       $2,245
Preferred stock dividend                                               0             0               0            0            0
                                                                  ------------------------------------------------------------------
Net income available to common shareholders                          954           695             511          987        2,245
         Net investment gains (losses)                               157           178            (214)         (21)       2,225
         Minority interest - net investment gains (losses)            (8)            2               5           (9)          (2)
         Net investment gains (losses) tax benefit (provision)       (47)          (62)             71            9         (784)
                                                                  ------------------------------------------------------------------
Net investment gains (losses), net of income taxes (2) (3) (4)       102           118            (138)         (21)       1,439
         Adjustments related to policyholder benefits and
           dividends                                                 116           (74)             (9)          70          (86)
         Adjustments related to other expenses                        (5)            6               5          (15)          (9)
         Adjustments related to tax benefit (provision)              (39)           24               1          (19)          32
                                                                  ------------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes (5)                                                    72           (44)             (3)          36          (63)
Cumulative effect of a change in accounting, net of income
  taxes (6)                                                            0             0               0            0            0
Discontinued operations, net of income taxes                          14             5              (4)         151            0
                                                                  ------------------------------------------------------------------
Operating earnings available to common shareholders                 $766 (7)      $616 (8)        $656         $821         $869(9)

Net income available to common shareholders per common
  share - diluted                                                  $1.26         $0.92           $0.68        $1.33        $3.02
Net investment gains (losses), net of income taxes                  0.13          0.15           (0.18)       (0.03)        1.94
Adjustments related to net investment gains (losses), net of
  income taxes                                                      0.10         (0.06)          (0.01)        0.05        (0.09)
Cumulative effect of a change in accounting, net of income
  taxes                                                             0.00          0.00            0.00         0.00         0.00
Discontinued operations, net of income taxes                        0.02          0.01           (0.01)        0.20         0.00
                                                                  ------------------------------------------------------------------
Operating earnings available to common shareholders - diluted      $1.01         $0.82           $0.88        $1.11        $1.17
                                                                  ==================================================================

Weighted average common shares outstanding - diluted               758.0         753.4           747.7        739.6        743.1

Book value per common share (actual common shares
  outstanding)                                                     $28.53        $30.86          $31.16       $31.43      $35.60
Book value per common share, excluding accumulated other
  comprehensive income (actual common shares outstanding)          $26.24        $27.11          $27.12       $28.48      $31.41

Book value per common share - diluted (weighted average
  common shares outstanding)                                       $28.23        $30.50          $30.53       $31.15      $35.16
Book value per common share, excluding accumulated other
  comprehensive income - diluted (weighted average
  common shares outstanding)                                       $25.96        $26.79          $26.57       $28.23      $31.02
                                                                  ------------------------------------------------------------------

                                                                                      For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                  June 30,    September 30,  December 31,   March 31,   June 30,
                                                                    2004         2004            2004          2005       2005
                                                                  ------------------------------------------------------------------
Common shares outstanding, beginning of period                      755.4        750.0           744.5         732.5      733.1
Treasury stock                                                       (5.4)        (5.5)          (12.0)          0.6        0.8
                                                                  ------------------------------------------------------------------
Common shares outstanding, end of period                            750.0        744.5           732.5         733.1      733.9

Weighted average common shares outstanding - basic                  754.5        749.2           742.3         734.0      736.5
Dilutive effect of convertible securities                             0.0          0.0             0.0           0.0        0.0
Dilutive effect of stock options                                      3.5          4.2             5.4           5.6        6.4
Dilutive effect of LTPCP shares                                       0.0          0.0             0.0           0.0        0.2
                                                                  ------------------------------------------------------------------
Weighted average common shares outstanding - diluted                758.0        753.4           747.7         739.6      743.1
                                                                  ==================================================================



Policyholder Trust Shares                                           335.0        325.1           321.3         315.4      310.9


SUPPLEMENTAL DATA

Adjusted long-term debt to total capital (6)                         21.9%        22.8%           25.2%         24.2%      29.4%
                                                                  ------------------------------------------------------------------

(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities.

(2) Net investment gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $14 million, $8 million, $2 million, $16 million and $8 million, for the three months ended June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively. For QFS purposes, these settlements are included in net investment income.

(3) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures includes discontinued operations of $85 million, ($10) million, $2 million $12 million and $1,219 million, for the three months ended June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

(4) Net investment gains (losses), net of income taxes, for the three months ended December 31, 2004, includes a charge of $17 million related to the value of an embedded derivative associated with a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

(5) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments related to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(6) Adjusted long-term debt at June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005 consists of $5,503 million, $6,004 million, $6,669 million $6,657 million and $8,319 million of long-term debt, respectively, $0, $0, $0, $0 and $2,134 million of junior subordinated debt securities underlying common equity units, and $36 million, $36 million, $111 million, $113 million and $115 million of adjusted short-term debt, respectively. Non-recourse debt not included in adjusted long-term debt consists of $723 million, $691 million, $743 million, $757 million and $985 million, respectively. Non-core borrowing not included in adjusted short-term debt consists of $3,182 million, $1,530 million, $1,334 million, $1,007 million and $1,864 million, respectively. Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders' equity net of accumulated other comprehensive income.

(7) Operating earnings available to common shareholders and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes ($0.04 per diluted common share), from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes ($0.04 per diluted common share), from a reduction of a previously established premium tax liability and a $105 million benefit ($0.14 per diluted common share) related to a previously disclosed resolution of an IRS audit.

(8) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit ($0.01 per diluted common share), from a revision of the estimate of income taxes for 2003.

(9) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes ($0.04 per diluted common share), associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes ($0.02 per diluted common share), associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes ($0.01 per diluted common share), associated with establishment of a liability associated with the Argentine pension business.

                                                                  (METLIFE LOGO)

           METLIFE, INC.
           CONSOLIDATED BALANCE SHEETS

                                                                                                     As of
                                                                        ------------------------------------------------------------
                                                                        June 30,   September 30,  December 31,  March 31,  June 30,
   Unaudited (Dollars in millions)                                        2004          2004          2004        2005       2005
   ---------------------------------------------------------------------------------------------------------------------------------
   ASSETS (1)

         Fixed maturities, at fair value                                $170,192     $176,091       $176,763    $182,653   $185,218
         Equity securities, at fair value                                  1,715        1,869          2,188       2,516      2,632
         Mortgage and consumer loans                                      28,118       29,620         32,406      31,977     33,586
         Policy loans                                                      8,766        8,801          8,899       8,953      8,975
         Real estate and real estate joint ventures                        4,150        4,263          4,233       4,306      3,803
         Other limited partnership interests                               2,806        2,846          2,907       3,051      3,383
         Short-term investments                                            2,077        2,451          2,663       2,551      2,170
         Other invested assets                                             5,108        4,394          4,926       4,960      6,079
                                                                        ------------------------------------------------------------
   TOTAL INVESTMENTS                                                     222,932      230,335        234,985     240,967    245,846

   Cash and cash equivalents                                               4,424        3,592          4,051       3,925     13,608
   Accrued investment income                                               2,330        2,491          2,338       2,433      2,450
   Premiums and other receivables                                          7,370        7,089          6,696       7,515      7,822
   Deferred policy acquisition costs                                      13,828       13,920         14,336      14,798     14,874
   Assets of subsidiaries held-for-sale                                      196          217            379           0          0
   Other assets                                                            7,185        7,352          7,254       7,247      7,372
   Separate account assets                                                79,747       81,181         86,769      85,786     89,459
                                                                        ------------------------------------------------------------
 TOTAL ASSETS                                                           $338,012     $346,177       $356,808    $362,671   $381,431
                                                                        ============================================================
   LIABILITIES AND EQUITY (1)
   LIABILITIES
         Future policy benefits                                          $95,731      $98,197       $100,159    $100,630   $103,181
         Policyholder account balances                                    79,943       81,798         83,570      85,802    $86,528
         Other policyholder funds                                          6,920        7,036          7,258       7,530      7,657
         Policyholder dividends payable                                      919          954            898         896        939
         Policyholder dividend obligation                                  1,330        2,161          2,243       1,737      2,477
         Short-term debt                                                   3,218        1,566          1,445       1,120      1,979
         Long-term debt                                                    6,226        6,695          7,412       7,414      9,304
         Junior subordinated debt securities underlying common
           equity units                                                        0            0              0           0      2,134
         Shares subject to mandatory redemption                              277          277            278         278        278
         Liabilities of subsidiaries held-for-sale                            65           80            240           0          0
         Current income tax payable                                          751          501            421          31        635
         Deferred income tax payable                                       1,972        2,468          2,473       2,414      3,201
         Payables under securities loaned transactions                    28,132       28,662         28,678      31,713     31,632
         Other liabilities                                                11,383       11,626         12,140      14,282     13,856
         Separate account liabilities                                     79,747       81,181         86,769      85,786     89,459
                                                                        ------------------------------------------------------------
   TOTAL LIABILITIES                                                     316,614      323,202        333,984     339,633    353,260
                                                                        ------------------------------------------------------------
   EQUITY
         Preferred stock, at par value                                         0            0              0           0          1
         Common stock, at par value                                            8            8              8           8          8
         Additional paid-in capital                                       15,013       15,027         15,037      15,043     16,974
         Retained earnings                                                 5,745        6,440          6,608       7,595      9,841
         Treasury stock                                                   (1,085)      (1,294)        (1,785)     (1,764)    (1,733)
         Accumulated other comprehensive income                            1,717        2,794          2,956       2,156      3,080
                                                                        ------------------------------------------------------------
   TOTAL EQUITY                                                           21,398       22,975         22,824      23,038     28,171
                                                                        ------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $338,012     $346,177       $356,808    $362,671   $381,431
                                                                        ============================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                                       For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                     June 30,     September 30,  December 31,  March 31,  June 30,
Unaudited (Dollars in millions)                                        2004           2004           2004         2005      2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                             $5,337         $5,679         $5,802       $6,002    $6,019
Universal life and investment-type product policy fees                  721            737            747          791       814
Investment income, net                                                3,157          3,107          3,346        3,280     3,507
Other revenues                                                          283            292            310          299       301
                                                                  ------------------------------------------------------------------
                                                                      9,498          9,815         10,205       10,372    10,641
                                                                  ------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                   5,914          6,260          6,291        6,447     6,572
Interest credited to policyholder account balances                      743            739            778          795       820
Interest expense                                                        108            113            116          119       125
Other expenses                                                        1,754          1,829          2,068        1,830     1,872
                                                                  ------------------------------------------------------------------
                                                                      8,519          8,941          9,253        9,191     9,389
                                                                  ------------------------------------------------------------------
Operating earnings before provision for income taxes                    979            874            952        1,181     1,252
Provision for income taxes                                              213            258            296          360       383
                                                                  ------------------------------------------------------------------
Operating earnings                                                      766            616            656          821       869
Preferred stock dividend                                                  0              0              0            0         0
                                                                  ------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                    $766  (2)      $616 (3)       $656         $821      $869 (4)
                                                                  ==================================================================

NET INCOME RECONCILIATION
Operating earnings available to common shareholders                    $766           $616           $656         $821      $869
      Net investment gains (losses)                                     157            178           (214)         (21)    2,225
      Minority interest - net investment gains (losses)                  (8)             2              5           (9)       (2)
      Net investment gains (losses) tax benefit (provision)             (47)           (62)            71            9      (784)
                                                                  ------------------------------------------------------------------
Net investment gains (losses), net of income taxes                      102            118           (138)         (21)    1,439
      Adjustments related to policyholder benefits and dividends        116            (74)            (9)          70       (86)
      Adjustments related to other expenses                              (5)             6              5          (15)       (9)
      Adjustments related to tax benefit (provision)                    (39)            24              1          (19)       32
                                                                  ------------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes (1)                                                       72            (44)            (3)          36       (63)
Cumulative effect of a change in accounting, net of income taxes          0              0              0            0         0
Discontinued operations, net of income taxes                             14              5             (4)         151         0
                                                                  ------------------------------------------------------------------
Net income available to common shareholders                             954            695            511          987     2,245
Preferred stock dividend                                                  0              0              0            0         0
                                                                  ------------------------------------------------------------------
Net income                                                             $954           $695           $511         $987    $2,245
                                                                  ------------------------------------------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

(4) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT JUNE 30, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                    $245,846       $90,497      $114,697      $3,908        $9,290       $11,057        $16,397
Cash and cash equivalents              13,608          (719)         (291)        (82)         (236)          471         14,465
Accrued investment income               2,450           710         1,088          58           106            98            390
Premiums and other receivables          7,822         2,420         4,240         810           383         1,064         (1,095)
Deferred policy acquisition
  costs                                14,874         1,029         9,483         181         1,446         2,733              2
Assets of subsidiaries
  held-for-sale                             0             0             0           0             0             0              0
Other assets                            7,372         1,625         2,428         560           361           151          2,247
Separate account assets                89,459        37,208        50,892           0         1,345            14              0
                                  --------------------------------------------------------------------------------------------------
     Total Assets                    $381,431      $132,770      $182,537      $5,435       $12,695       $15,588        $32,406
                                  ==================================================================================================

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits               $103,181       $37,307       $54,226      $3,233        $5,099        $4,640        ($1,324)
Policyholder account balances          86,528        34,399        44,034           0         2,987         5,112             (4)
Other policyholder funds                7,657         2,521         2,630          19           746         1,708             33
Policyholder dividends payable            939             0           938           0             1             9             (9)
Policyholder dividend
  obligation                            2,477             0         2,477           0             0             0              0
Short-term debt                         1,979            72           717           0             0             0          1,190
Long-term debt                          9,304             0            70           0            35           478          8,721
Junior subordinated debt
  securities underlying common
  equity units                          2,134             0             0           0             0             0          2,134
Shares subject to mandatory
  redemption                              278             0             0           0             0           158            120
Liabilities of subsidiaries
  held-for-sale                             0             0             0           0             0             0              0
Current income tax payable                635           156            68          (1)          (42)         (121)           575
Deferred income tax payable             3,201           155         1,451          47           113           927            508
Payables under securities
  loaned transactions                  31,632        11,169        14,179          99             0             0          6,185
Other liabilities                      13,856         2,165         2,307         687           559         1,332          6,806
Separate account liabilities           89,459        37,208        50,892           0         1,346            13              0
                                  --------------------------------------------------------------------------------------------------
     Total Liabilities                353,260       125,152       173,989       4,084        10,844        14,256         24,935

EQUITY
Preferred stock, at par value               1             0             0           0             0             0              1
Common stock, at par value                  8             0             0           0             0             0              8
Allocated equity (1)                   26,815         6,589         7,624       1,167         1,447         1,077          8,911
Treasury stock                         (1,733)            0             0           0             0             0         (1,733)
Accumulated other comprehensive
  income                                3,080         1,029           924         184           404           255            284
                                  --------------------------------------------------------------------------------------------------
     Total Stockholders' Equity        28,171         7,618         8,548       1,351         1,851         1,332          7,471
                                  --------------------------------------------------------------------------------------------------

Total Liabilities and
  Stockholders' Equity               $381,431      $132,770      $182,537      $5,435       $12,695       $15,588        $32,406
                                  ==================================================================================================

(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                           $6,019           $2,833       $1,058       $738           $455          $932               $3
Universal life and
  investment-type product
  policy fees                         814              180          506          0            126             2                0
Investment income, net              3,507            1,332        1,592         46            194           151              192
Other revenues                        301              157          111          8             (1)           21                5
                                 ---------------------------------------------------------------------------------------------------
                                   10,641            4,502        3,267        792            774         1,106              200
                                 ---------------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
  dividends                         6,572            3,130        1,746        448            451           842              (45)
Interest credited to
  policyholder account balances       820              312          409          0             55            44                0
Capitalization of deferred
  policy acquisition costs           (858)             (68)        (279)      (119)          (138)         (254)               0
Amortization of deferred policy
  acquisition costs                   556               35          173        115             56           177                0
Other expenses                      2,299              551          802        208            277           294              167
                                 ---------------------------------------------------------------------------------------------------
                                    9,389            3,960        2,851        652            701         1,103              122
                                 ---------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                      1,252              542          416        140             73             3               78
Provision (benefit) for income
  taxes                               383              184          138         39             23             0               (1)
                                 ---------------------------------------------------------------------------------------------------
Operating earnings                    869              358          278        101             50             3               79
Preferred stock dividend                0                0            0          0              0             0                0
                                 ---------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                $869  (2)        $358         $278       $101            $50            $3              $79
                                 ===================================================================================================

NET INCOME RECONCILIATION
Operating earnings available to
  common shareholders                $869             $358         $278       $101            $50            $3              $79
    Net investment gains
      (losses)                      2,225              423          492         (4)             7            (7)           1,314
    Minority interest - net
      investment gains (losses)        (2)               0            0          0              0            (2)               0
    Net investment gains
      (losses) tax benefit
      (provision)                    (784)            (150)        (171)         1             (2)            6             (468)
                                 ---------------------------------------------------------------------------------------------------
Net investment gains (losses),
      net of income taxes           1,439              273          321         (3)             5            (3)             846
    Adjustments related to
      policyholder benefits and
      dividends                       (86)             (37)         (33)         0            (16)            0                0
    Adjustments related to
      other expenses                   (9)               0          (21)         0              0            12                0
    Adjustments related to tax
      benefit (provision)              32               13           19          0              6            (6)               0
                                 ---------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)             (63)             (24)         (35)         0            (10)            6                0
Cumulative effect of a change
  in accounting, net of income
  taxes                                 0                0            0          0              0             0                0
Discontinued operations, net of
  income taxes                          0                0            0          0              0             0                0
                                 ---------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                      2,245              607          564         98             45             6              925
Preferred stock dividend                0                0            0          0              0             0                0
                                 ---------------------------------------------------------------------------------------------------
Net income                         $2,245             $607         $564        $98            $45            $6             $925
                                 ===================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2004

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                             $5,337        $2,401        $1,007         $734          $392          $807            ($4)
Universal life and
  investment-type product
  policy fees                           721           182           453            0            86             0              0
Investment income, net                3,157         1,128         1,549           44           137           136            163
Other revenues                          283           155           106            6             8            15             (7)
                                  --------------------------------------------------------------------------------------------------
                                      9,498         3,866         3,115          784           623           958            152
                                  --------------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
  dividends                           5,914         2,713         1,653          495           400           651              2
Interest credited to
  policyholder account balances         743           232           427            0            32            52              0
Capitalization of deferred
  policy acquisition costs             (852)         (141)         (298)        (116)          (93)         (204)             0
Amortization of deferred policy
  acquisition costs                     456            33           170          112            36           105              0
Other expenses                        2,258           548           837          197           194           318            164
                                  --------------------------------------------------------------------------------------------------
                                      8,519         3,385         2,789          688           569           922            166
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                          979           481           326           96            54            36            (14)
Provision (benefit) for income
  taxes                                 213           164           109           25            13            13           (111)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                      766           317           217           71            41            23             97
Preferred stock dividend                  0             0             0            0             0             0              0
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                  $766          $317          $217          $71           $41           $23            $97
                                  ==================================================================================================

NET INCOME RECONCILIATION
Operating earnings available to
  common shareholders                  $766          $317          $217          $71           $41           $23            $97
    Net investment gains
      (losses)                          157            18            31           (5)           (2)           32             83
    Minority interest - net
      investment gains (losses)          (8)            0             0            0             0            (8)             0
    Net investment gains
      (losses) tax benefit
      (provision)                       (47)           (9)            1            2            (1)           (9)           (31)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                   102             9            32           (3)           (3)           15             52
    Adjustments related to
      policyholder benefits and
      dividends                         116            78           (11)           0            49             0              0
    Adjustments related to
      other expenses                     (5)            0             8            0             0           (13)             0
    Adjustments related to tax
      benefit (provision)               (39)          (27)            0            0           (17)            5              0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)                72            51            (3)           0            32            (8)             0
Cumulative effect of a change
  in accounting, net of income
  taxes                                   0             0             0            0             0             0              0
Discontinued operations, net
  of income taxes                        14             0             0            0             0             0             14
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                          954           377           246           68            70            30            163
Preferred stock dividend                  0             0             0            0             0             0              0
                                  --------------------------------------------------------------------------------------------------
Net income                             $954          $377          $246          $68           $70           $30           $163
                                  ==================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)


METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                            $12,021         $5,676       $2,079       $1,466         $957         $1,839             $4
Universal life and
  investment-type product
  policy fees                         1,605            367          991            0          245              2              0
Investment income, net                6,787          2,547        3,153           89          344            312            342
Other revenues                          600            313          228           17            2             32              8
                                  --------------------------------------------------------------------------------------------------
                                     21,013          8,903        6,451        1,572        1,548          2,185            354
                                  --------------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
  dividends                          13,019          6,263        3,381          926          897          1,592            (40)
Interest credited to
  policyholder account balances       1,615            598          816            0          102             99              0
Capitalization of deferred
  policy acquisition costs           (1,625)          (132)        (533)        (222)        (263)          (475)             0
Amortization of deferred policy
  acquisition costs                   1,084             67          359          226          112            320              0
Other expenses                        4,487          1,076        1,535          399          523            606            348
                                  --------------------------------------------------------------------------------------------------
                                     18,580          7,872        5,558        1,329        1,371          2,142            308
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                        2,433          1,031          893          243          177             43             46
Provision (benefit) for income
  taxes                                 743            349          297           66           60             13            (42)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                    1,690            682          596          177          117             30             88
Preferred stock dividend                  0              0            0            0            0              0              0
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                $1,690(2)        $682         $596         $177         $117            $30            $88
                                  ==================================================================================================

NET INCOME RECONCILIATION
Operating earnings available to
  common shareholders                $1,690           $682         $596         $177         $117            $30            $88
    Net investment gains
      (losses)                        2,204            428          551           (4)           7             21          1,201
    Minority interest - net
      investment gains (losses)         (11)             0           (4)           0            0             (7)             0
    Net investment gains
      (losses) tax benefit
      (provision)                      (775)          (153)        (194)           1           (2)            (2)          (425)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
      net of income taxes             1,418            275          353           (3)           5             12            776
    Adjustments related to
      policyholder benefits and
      dividends                         (16)            (2)         (12)           0           (2)             0              0
    Adjustments related to
      other expenses                    (24)             0          (19)           0            0             (5)             0
    Adjustments related to tax
      benefit (provision)                13              1           11            0            1              0              0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)               (27)            (1)         (20)           0           (1)            (5)             0
Cumulative effect of a change
  in accounting, net of income
   taxes                                  0              0            0            0            0              0              0
Discontinued operations, net of
  income taxes                          151              0            0            0            0              0            151
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                        3,232            956          929          174          121             37          1,015
Preferred stock dividend                  0              0            0            0            0              0              0
                                  --------------------------------------------------------------------------------------------------
Net income                           $3,232           $956         $929         $174         $121            $37         $1,015
                                  ==================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                             $10,723        $4,855       $1,985       $1,471          $794        $1,623            ($5)
Universal life and
  investment-type product
  policy fees                          1,384           337          878            0           169             0              0
Investment income, net                 6,157         2,224        3,070           90           260           266            247
Other revenues                           596           319          223           15            12            27              0
                                  --------------------------------------------------------------------------------------------------
                                      18,860         7,735        6,156        1,576         1,235         1,916            242
                                  --------------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
  dividends                           11,845         5,425        3,297        1,031           778         1,310              4
Interest credited to
  policyholder account balances        1,481           459          850            0            69           103              0
Capitalization of deferred
  policy acquisition costs            (1,616)         (202)        (591)        (224)         (164)         (435)             0
Amortization of deferred policy
  acquisition costs                      919            57          336          226            67           233              0
Other expenses                         4,386         1,036        1,657          389           366           642            296
                                  --------------------------------------------------------------------------------------------------
                                      17,015         6,775        5,549        1,422         1,116         1,853            300
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                         1,845           960          607          154           119            63            (58)
Provision (benefit) for
  income taxes                           484           326          203           37            34            22           (138)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                     1,361           634          404          117            85            41             80
Preferred stock dividend                   0             0            0            0             0             0              0
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                 $1,361          $634         $404         $117           $85           $41            $80
                                  ==================================================================================================

NET INCOME RECONCILIATION
Operating earnings available to
  common shareholders                 $1,361          $634         $404         $117           $85           $41            $80
    Net investment gains
      (losses)                           280           118            3           (5)           24            53             87
    Minority interest - net
      investment gains (losses)          (16)            0            0            0             0           (16)             0
    Net investment gains
      (losses) tax benefit
      (provision)                        (86)          (45)          10            2            (7)          (13)           (33)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                    178            73           13           (3)           17            24             54
    Adjustments related to
      policyholder benefits and
      dividends                          147            61           34            0            52             0              0
    Adjustments related to
      other expenses                     (22)            0           (5)           0             0           (17)             0
    Adjustments related to tax
      benefit (provision)                (44)          (21)         (11)           0           (18)            6              0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)                 81            40           18            0            34           (11)             0
Cumulative effect of a change
  in accounting, net of income
  taxes (2)                              (86)          (60)           0            0           (30)            5             (1)
Discontinued operations, net of
  income taxes                            18             0            0            0             0             0             18
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                         1,552           687          435          114           106            59            151
Preferred stock dividend                   0             0            0            0             0             0              0
                                  --------------------------------------------------------------------------------------------------
Net income                            $1,552          $687         $435         $114          $106           $59           $151
                                  ==================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)

SUMMARY OF SEGMENT OPERATING EARNINGS (1)


                                                           For Three Months Ended
                                   -----------------------------------------------------------------------
                                    June 30,    September 30,    December 31,    March 31,      June 30,
Unaudited (Dollars in millions)       2004          2004             2004           2005          2005
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS              $317          $294             $308           $324          $358

INDIVIDUAL OPERATIONS                  217           201              200            318           278

AUTO & HOME OPERATIONS                  71            34               63             76           101

INTERNATIONAL OPERATIONS                41            45               26             67            50

REINSURANCE OPERATIONS                  23            14               31             27             3

CORPORATE, OTHER & ELIMINATIONS         97            28               28              9            79

                                   -----------------------------------------------------------------------
CONSOLIDATED                          $766(2)       $616(3)          $656           $821          $869(4)
                                   =======================================================================



(1) A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 19;
      (iii) Auto & Home Operations, page 29; (iv) International Operations, page 34; (v) Reinsurance Operations, page 35; and Corporate, Other and Eliminations, page 37. A reconciliation of operating earnings to net income for MetLife, Inc., Consolidated, appears on Page 4.

(2) Operating earnings available to common shareholders and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability, and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit, from a revision of the estimate of income taxes for 2003.

(4) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business.

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                                    ---------------------------------------------------------------
                                                                    June 30,   September 30,  December 31,   March 31,    June 30,
Institutional Operations                                              2004          2004           2004         2005         2005
-----------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                              $2,401        $2,662         $2,515       $2,843       $2,833
Universal life and investment-type product policy fees                   182           177            171          187          180
Investment income, net                                                 1,128         1,115          1,180        1,215        1,332
Other revenues                                                           155           152            161          156          157
                                                                    ---------------------------------------------------------------
                                                                       3,866         4,106          4,027        4,401        4,502
                                                                    ---------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                    2,713         2,926          2,780        3,133        3,130
Interest credited to policyholder account balances                       232           242            259          286          312
Other expenses                                                           440           494            522          493          518
                                                                    ---------------------------------------------------------------
                                                                       3,385         3,662          3,561        3,912        3,960
                                                                    ---------------------------------------------------------------

Operating earnings before provision for income taxes                     481           444            466          489          542
Provision for income taxes                                               164           150            158          165          184
                                                                    ---------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                     $317 (3)      $294           $308         $324         $358
                                                                    ===============================================================

NET INCOME RECONCILIATION
-----------------------------------------------------
Operating earnings available to common shareholders                     $317          $294           $308         $324         $358
       Net investment gains (losses)                                     $18           105            (69)           5          423
       Minority interest - net investment gains (losses)                   0             0              0            0            0
       Net investment gains (losses) tax benefit (provision)              (9)          (33)            24           (3)        (150)
                                                                    ---------------------------------------------------------------
Net investment gains (losses), net of income taxes                         9            72            (45)           2          273
       Adjustments related to policyholder benefits and dividends         78           (35)           (33)          35          (37)
       Adjustments related to other expenses                               0             0              0            0            0
       Adjustments related to tax benefit (provision)                    (27)           11             12          (12)          13
                                                                    ---------------------------------------------------------------
Adjustments related to net investment
 gains (losses), net of income taxes (1)                                  51           (24)           (21)          23          (24)
Cumulative effect of a change in accounting,
 net of income taxes (2)                                                   0             0              0            0            0
Discontinued operations, net of income taxes                               0             0              0            0            0
                                                                    ---------------------------------------------------------------
Net income available to common shareholders                              377           342            242          349          607
Preferred stock dividend                                                   0             0              0            0            0
                                                                    ---------------------------------------------------------------
Net income                                                              $377          $342           $242         $349         $607
                                                                    ---------------------------------------------------------------


                                                                                   For the Year-to-Date Period Ended
                                                                                ---------------------------------------
                                                                                      June 30,               June 30,
Institutional Operations                                                                2004                   2005
-----------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                                              $4,855                 $5,676
Universal life and investment-type product policy fees                                   337                    367
Investment income, net                                                                 2,224                  2,547
Other revenues                                                                           319                    313
                                                                                ---------------------------------------
                                                                                       7,735                  8,903
                                                                                ---------------------------------------

EXPENSES
Policyholder benefits and dividends                                                    5,425                  6,263
Interest credited to policyholder account balances                                       459                    598
Other expenses                                                                           891                  1,011
                                                                                ---------------------------------------
                                                                                       6,775                  7,872
                                                                                ---------------------------------------

Operating earnings before provision for income taxes                                     960                  1,031
Provision for income taxes                                                               326                    349
                                                                                ---------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                      634 (3)                682
                                                                                =======================================

NET INCOME RECONCILIATION
-----------------------------------------------------
Operating earnings available to common shareholders                                     $634                   $682
       Net investment gains (losses)                                                     118                    428
       Minority interest - net investment gains (losses)                                   0                      0
       Net investment gains (losses) tax benefit (provision)                             (45)                  (153)
                                                                                ---------------------------------------
Net investment gains (losses), net of income taxes                                        73                    275
       Adjustments related to policyholder benefits and dividends                         61                     (2)
       Adjustments related to other expenses                                               0                      0
       Adjustments related to tax benefit (provision)                                    (21)                     1
                                                                                ---------------------------------------
Adjustments related to net investment gains (losses), net of income taxes (1)             40                     (1)
Cumulative effect of a change in accounting, net of income taxes (2)                     (60)                     0
Discontinued operations, net of income taxes                                               0                      0
                                                                                ---------------------------------------
Net income available to common shareholders                                              687                    956
Preferred stock dividend                                                                   0                      0
                                                                                ---------------------------------------
Net income                                                                              $687                   $956
                                                                                ---------------------------------------


(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(3) Operating earnings available to common shareholders for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

                                                                  (METLIFE LOGO)


INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                                    --------------------------------------------------------------
                                                                    June 30,   September 30,  December 31,   March 31,    June 30,
Group Life                                                            2004         2004           2004         2005         2005
----------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                             $1,261       $1,225         $1,242       $1,318       $1,385
Universal life and investment-type product policy fees                  182          177            171          187          180
Investment income, net                                                  269          250            252          268          278
Other revenues                                                           13           10             14           13           13
                                                                    --------------------------------------------------------------
                                                                      1,725        1,662          1,679        1,786        1,856
                                                                    --------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                   1,338        1,284          1,296        1,408        1,486
Interest credited to policyholder account balances                      101          100            101           99          105
Other expenses                                                           88          126            136          129          142
                                                                    --------------------------------------------------------------
                                                                      1,527        1,510          1,533        1,636        1,733
                                                                    --------------------------------------------------------------

Operating earnings before provision for income taxes                    198          152            146          150          123
Provision for income taxes                                               68           52             50           50           43
                                                                    --------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                    $130         $100            $96         $100          $80
                                                                    ==============================================================


Net investment gains (losses), net of income taxes                       (4)           4            (44)         (10)           0
Adjustments related to net investment gains
 (losses), net of income taxes                                            0            0              0            0            0
Cumulative effect of a change in accounting,
 net of income taxes                                                      0            0              0            0            0
Discontinued operations, net of income taxes                              0            0              0            0            0
                                                                    --------------------------------------------------------------
Net income available to common shareholders                             126          104             52           90           80
Preferred stock dividend                                                  0            0              0            0            0
                                                                    --------------------------------------------------------------
Net income                                                             $126         $104            $52          $90          $80
                                                                    --------------------------------------------------------------


                                                                                           For the Year-to-Date Period Ended
                                                                                      ------------------------------------------
                                                                                        June 30,                          June 30,
Group Life                                                                                2004                              2005
--------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                                               $2,577                             2,703
Universal life and investment-type product policy fees                                    337                               367
Investment income, net                                                                    528                               546
Other revenues                                                                             32                                26
                                                                                      ------------------------------------------
                                                                                        3,474                             3,642
                                                                                      ------------------------------------------

EXPENSES
Policyholder benefits and dividends                                                     2,748                             2,894
Interest credited to policyholder account balances                                        201                               204
Other expenses                                                                            211                               271
                                                                                      ------------------------------------------
                                                                                        3,160                             3,369
                                                                                      ------------------------------------------

Operating earnings before provision for income taxes                                      314                               273
Provision for income taxes                                                                107                                93
                                                                                      ------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                      $207                              $180
                                                                                      ==========================================

Net investment gains (losses), net of income taxes                                         13                               (10)
Adjustments related to net investment gains
 (losses), net of income taxes                                                              0                                 0
Cumulative effect of a change in accounting,
 net of income taxes                                                                        0                                 0
Discontinued operations, net of income taxes                                                0                                 0
                                                                                      ------------------------------------------
Net income available to common shareholders                                               220                               170
Preferred stock dividend                                                                    0                                 0
                                                                                      ------------------------------------------
Net income                                                                               $220                              $170
                                                                                      ------------------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                                    ------------------------------------------------------------
                                                                     June 30,  September 30,  December 31,   March 31,    June 30,
Retirement & Savings                                                   2004        2004           2004         2005         2005
--------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                              $225        $504           $298         $495         $383
Universal life and investment-type product policy fees                   0           0              0            0            0
Investment income, net                                                 736         750            803          817          898
Other revenues                                                          55          54             55           57           56
                                                                    ------------------------------------------------------------
                                                                     1,016       1,308          1,156        1,369        1,337
                                                                    ------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                    598         868            675          862          750
Interest credited to policyholder account balances                     131         142            158          187          207
Other expenses                                                          84          83             88           78           73
                                                                    ------------------------------------------------------------
                                                                       813       1,093            921        1,127        1,030
                                                                    ------------------------------------------------------------

Operating earnings before provision for income taxes                   203         215            235          242          307
Provision for income taxes                                              68          71             78           81          103
                                                                    ------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                   $135        $144           $157         $161         $204
                                                                    ============================================================

Net investment gains (losses), net of income taxes                      28          49              4           13          237
Adjustments related to net investment gains
 (losses), net of income taxes                                          20          (3)           (15)          11          (10)
Cumulative effect of a change in accounting,
 net of income taxes (1)                                                 0           0              0            0            0
Discontinued operations, net of income taxes                             0           0              0            0            0
                                                                    ------------------------------------------------------------
Net income available to common shareholders                            183         190            146          185          431
Preferred stock dividend                                                 0           0              0            0            0
                                                                    ------------------------------------------------------------
Net income                                                            $183        $190           $146         $185         $431
                                                                    ------------------------------------------------------------


                                                                                              For the Year-to-Date Period Ended
                                                                                        ------------------------------------------
                                                                                        June 30,                          June 30,
Retirement & Savings                                                                      2004                              2005
----------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                                                    $490                           $878
Universal life and investment-type product policy fees                                         0                              0
Investment income, net                                                                     1,466                          1,715
Other revenues                                                                               112                            113
                                                                                        ------------------------------------------
                                                                                           2,068                          2,706
                                                                                        ------------------------------------------

EXPENSES
Policyholder benefits and dividends                                                        1,187                          1,612
Interest credited to policyholder account balances                                           258                            394
Other expenses                                                                               153                            151
                                                                                        ------------------------------------------
                                                                                           1,598                          2,157
                                                                                        ------------------------------------------

Operating earnings before provision for income taxes                                         470                            549
Provision for income taxes                                                                   157                            184
                                                                                        ------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                         $313                           $365
                                                                                        ==========================================

Net investment gains (losses), net of income taxes                                            60                            250
Adjustments related to net investment gains
 (losses), net of income taxes                                                                20                              1
Cumulative effect of a change in accounting,
 net of income taxes (1)                                                                     (40)                             0
Discontinued operations, net of income taxes                                                   0                              0
                                                                                        ------------------------------------------
Net income available to common shareholders                                                  353                            616
Preferred stock dividend                                                                       0                              0
                                                                                        ------------------------------------------
Net income                                                                                  $353                           $616
                                                                                        ------------------------------------------



(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                                    ---------------------------------------------------------------
                                                                    June 30,   September 30,  December 31,   March 31,    June 30,
Non-Medical Health & Other                                            2004         2004           2004         2005         2005
----------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                               $915         $933           $975       $1,030       $1,065
Universal life and investment-type product policy fees                    0            0              0            0            0
Investment income, net                                                  123          115            125          130          156
Other revenues                                                           87           88             92           86           88
                                                                    --------------------------------------------------------------
                                                                      1,125        1,136          1,192        1,246        1,309
                                                                    --------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                     777          774            809          863          894
Interest credited to policyholder account balances                        0            0              0            0            0
Other expenses                                                          268          285            298          286          303
                                                                    --------------------------------------------------------------
                                                                      1,045        1,059          1,107        1,149        1,197
                                                                    --------------------------------------------------------------

Operating earnings before provision for income taxes                     80           77             85           97          112
Provision for income taxes                                               28           27             30           34           38
                                                                    --------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                     $52          $50            $55          $63          $74
                                                                    ==============================================================

Net investment gains (losses), net of income taxes                      (15)          19             (5)          (1)          36
Adjustments related to net investment gains
 (losses), net of income taxes                                           31          (21)            (6)          12          (14)
Cumulative effect of a change in accounting,
 net of income taxes (1)                                                  0            0              0            0            0
Discontinued operations, net of income taxes                              0            0              0            0            0
                                                                    --------------------------------------------------------------
Net income available to common shareholders                              68           48             44           74           96
Preferred stock dividend                                                  0            0              0            0            0
                                                                    --------------------------------------------------------------
Net income                                                              $68          $48            $44          $74          $96
                                                                    --------------------------------------------------------------


                                                                                              For the Year-to-Date Period Ended
                                                                                       --------------------------------------------
                                                                                        June 30,                          June 30,
Non-Medical Health & Other                                                                2004                              2005
-----------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                                                $1,788                            $2,095
Universal life and investment-type product policy fees                                       0                                 0
Investment income, net                                                                     230                               286
Other revenues                                                                             175                               174
                                                                                       --------------------------------------------
                                                                                         2,193                             2,555
                                                                                       --------------------------------------------

EXPENSES
Policyholder benefits and dividends                                                      1,490                             1,757
Interest credited to policyholder account balances                                           0                                 0
Other expenses                                                                             527                               589
                                                                                       --------------------------------------------
                                                                                         2,017                             2,346
                                                                                       --------------------------------------------

Operating earnings before provision for income taxes                                       176                               209
Provision for income taxes                                                                  62                                72
                                                                                       --------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                       $114                              $137
                                                                                       ============================================

Net investment gains (losses), net of income taxes                                           0                                35
Adjustments related to net investment gains
 (losses), net of income taxes                                                              20                                (2)
Cumulative effect of a change in accounting,
 net of income taxes (1)                                                                   (20)                                0
Discontinued operations, net of income taxes                                                 0                                 0
                                                                                       --------------------------------------------
Net income available to common shareholders                                                114                               170
Preferred stock dividend                                                                     0                                 0
                                                                                       --------------------------------------------
Net income                                                                                $114                              $170
                                                                                       --------------------------------------------



(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                                      For the Three Months Ended
                                                                 -------------------------------------------------------------------
                                                                  June 30,       September 30,  December 31,    March 31,   June 30,
Unaudited (Dollars in millions)                                     2004             2004           2004           2005       2005
------------------------------------------------------------------------------------------------------------------------------------

PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT  (1)

Group Life                                                         $1,456           $1,412         $1,427        $1,518      $1,578
Retirement & Savings                                                  280              558            353           552         439
Non-Medical Health & Other                                          1,002            1,021          1,067         1,116       1,153
                                                                 -------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                            $2,738           $2,991         $2,847        $3,186      $3,170
                                                                 ===================================================================
Group Disability (Included in Non-Medical Health & Other)            $252             $253           $276          $282        $291

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
        Term Life                                                   93.2%            90.9%          90.7%         94.9%       96.2%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
        Group Disability                                            92.8%            91.9%          98.8%         91.1%       88.0%

NUMBER OF SALES REPRESENTATIVES                                       794              779            762           783         778


(1) With respect to premiums, fees and other revenues, certain experience rating refunds and changes to premium stabilization reserves are included in premiums and fees. The following table excludes these amounts:


                                                                 -------------------------------------------------------------------
Group Life                                                         $1,444           $1,459         $1,513        $1,602      $1,582
Retirement & Savings                                                  280              558            353           552         439
Non-Medical Health & Other                                          1,000            1,024          1,061         1,123       1,152
                                                                 -------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                            $2,724           $3,041         $2,927        $3,277      $3,173
                                                                 ===================================================================

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)


FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                                         For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       June 30,            September 30,        December 31,        March 31,        June 30,
Group Life                               2004                  2004                 2004              2005             2005
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                   $14,642             $14,834             $14,959          $15,022          $15,174
Premiums and deposits                            2,638               2,497               2,446            2,697            2,869
Interest on reserves                               131                 131                 135              135              142
Surrenders and withdrawals                      (1,118)             (1,081)             (1,115)          (1,159)          (1,324)
Benefits and reserves                           (1,338)             (1,287)             (1,288)          (1,409)          (1,487)
Other                                             (121)               (135)               (115)            (112)            (102)
                                       ---------------------------------------------------------------------------------------------
Balance, end of period                         $14,834             $14,959             $15,022          $15,174          $15,272
                                       =============================================================================================

                                                                         For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       June 30,            September 30,        December 31,        March 31,        June 30,
Retirement & Savings                     2004                  2004                 2004              2005             2005
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                   $42,634             $42,287             $44,497          $45,979          $47,472
Premiums and deposits                            2,003               2,525               2,696            2,699            2,095
Interest on reserves                               551                 567                 595              613              634
Surrenders and withdrawals                        (928)             (1,361)             (1,566)            (807)          (1,743)
Benefits and reserves                             (470)               (504)               (495)            (484)            (494)
Other (1)                                       (1,503)                983                 252             (528)           1,310
                                       ---------------------------------------------------------------------------------------------
Balance, end of period                         $42,287             $44,497             $45,979          $47,472          $49,274
                                       =============================================================================================

                                                                         For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       June 30,            September 30,        December 31,        March 31,        June 30,
Non-Medical Health & Other               2004                  2004                 2004              2005             2005
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                    $6,003              $6,407              $6,601           $6,784           $6,931
Premiums and deposits                              835                 843                 899              942              981
Interest on reserves                                60                  63                  64               67               68
Surrenders and withdrawals                          25                  27                  18               19               23
Benefits and reserves                             (739)               (753)               (791)            (839)            (868)
Other  (1)                                         223                  14                  (7)             (42)              25
                                       ---------------------------------------------------------------------------------------------
Balance, end of period                          $6,407              $6,601              $6,784           $6,931           $7,160
                                       =============================================================================================


SEPARATE ACCOUNT LIABILITIES


                                                                         For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       June 30,            September 30,        December 31,        March 31,        June 30,
Group Life                               2004                  2004                 2004              2005             2005
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                    $7,754              $8,066              $8,337           $8,192           $7,976
Premiums and deposits                              156                 182                 133              114              120
Investment performance                             239                 166                  63              168               40
Surrenders and withdrawals                         (86)                (77)               (341)            (498)             (86)
Policy charges                                       0                   0                   0                0                0
Other                                                3                   0                   0                0                0
                                       ---------------------------------------------------------------------------------------------
Balance, end of period                          $8,066              $8,337              $8,192           $7,976           $8,050
                                       =============================================================================================

                                                                         For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       June 30,            September 30,        December 31,        March 31,        June 30,
Retirement & Savings                     2004                  2004                 2004              2005             2005
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                   $27,376             $26,962             $27,666          $28,507          $27,302
Premiums and deposits                              694                 834                 758            1,426              828
Investment performance                            (277)                732                 971           (1,105)           1,851
Surrenders and withdrawals                        (842)               (818)               (883)          (1,511)          (1,051)
Policy charges                                     (20)                (19)                (19)             (20)             (21)
Other (1)                                           31                 (25)                 14                5              (27)
                                       ---------------------------------------------------------------------------------------------
Balance, end of period                         $26,962             $27,666             $28,507          $27,302          $28,882
                                       =============================================================================================

                                                                         For the Three Months Ended
                                       ---------------------------------------------------------------------------------------------
                                       June 30,            September 30,         December 31,       March 31,        June 30,
Non-Medical Health & Other               2004                  2004                  2004             2005             2005
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                      $139                $160                $200             $214             $243
Premiums and deposits                               82                  89                  76               88               85
Investment performance                              14                  62                 (45)            (108)             191
Surrenders and withdrawals                         (25)                (27)                (18)             (19)             (23)
Policy charges                                      (9)                 (9)                (28)             (17)             (18)
Other (1)                                          (41)                (75)                 29               85             (202)
                                       ---------------------------------------------------------------------------------------------
Balance, end of period                            $160                $200                $214             $243             $276
                                       =============================================================================================


                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

                                                                             For the Three Months Ended
                                                    ----------------------------------------------------------------------------
                                                    June 30,      September 30,    December 31,      March 31,        June 30,
Unaudited (Dollars in millions)                       2004            2004             2004            2005             2005
--------------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                              $361            $355             $394            $358            $372
Pension and other post-retirement benefit costs              21              17               17              19              19
Premium taxes and other taxes, licenses and fees            (11)             38               33              31              41
                                                    ----------------------------------------------------------------------------
Sub-total Insurance Expenses                                371             410              444             408             432

Commissions and other expenses                               69              84               78              85              86
                                                    ----------------------------------------------------------------------------
Total Other Expenses                                       $440            $494             $522            $493            $518
                                                    ============================================================================

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                     For the Three Months Ended
                                        ---------------------------------------------------------------------------------
                                        June 30,        September 30,      December 31,       March 31,        June 30,
Group Life                                2004              2004               2004              2005            2005
-------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY SEGMENT (%)
Investment income yield                      5.87%             5.32%              5.34%            5.58%            5.75%
Average crediting rate                       3.44%             3.45%              3.58%            3.59%            3.75%
                                        ---------------------------------------------------------------------------------
  Spread                                     2.43%             1.87%              1.76%            1.99%            2.00%
                                        =================================================================================

                                                                     For the Three Months Ended
                                        ---------------------------------------------------------------------------------
                                        June 30,        September 30,      December 31,       March 31,        June 30,
Retirement & Savings                      2004              2004               2004              2005            2005
-------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY SEGMENT (%)

Investment income yield                      6.93%             6.85%              7.17%            6.91%            7.43%
Average crediting rate                       5.33%             5.29%              5.34%            5.44%            5.48%
                                        ---------------------------------------------------------------------------------
  Spread                                     1.60%             1.56%              1.83%            1.47%            1.95%
                                        =================================================================================

                                                                     For the Three Months Ended
                                        ---------------------------------------------------------------------------------
                                        June 30,        September 30,      December 31,       March 31,        June 30,
Non-Medical Health & Other                2004              2004               2004              2005            2005
-------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
  SPREADS BY SEGMENT (%)

Investment income yield                      7.77%             6.86%              7.53%            7.34%            9.05%
Average crediting rate                       5.33%             5.43%              5.47%            5.45%            5.44%
                                        ---------------------------------------------------------------------------------
  Spread                                     2.44%             1.43%              2.06%            1.89%            3.61%
                                        =================================================================================

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                             For the Year-to-Date
                                                                    For the Three Months Ended                   Period Ended
                                              ------------------------------------------------------------   -----------------------
                                              June 30,   September 30,  December 31,  March 31,   June 30,   June 30,      June 30,
Individual Operations                           2004         2004           2004        2005        2005       2004          2005
----------------------------------------------------------------------------------------------------------   -----------------------
REVENUES
Premiums                                        $1,007       $1,023         $1,164      $1,021      $1,058     $1,985       $2,079
Universal life and investment-type
 product policy fees                               453          467            486         485         506        878          991
Investment income, net                           1,549        1,528          1,552       1,561       1,592      3,070        3,153
Other revenues                                     106          109            112         117         111        223          228
                                              ------------------------------------------------------------   -----------------------
                                                 3,115        3,127          3,314       3,184       3,267      6,156        6,451
                                              ------------------------------------------------------------   -----------------------
EXPENSES
Policyholder benefits and dividends              1,653        1,681          1,801       1,635       1,746      3,297        3,381
Interest credited to policyholder
 account balances                                  427          412            412         407         409        850          816
Capitalization of deferred policy
 acquisition costs                                (298)        (268)          (284)       (254)       (279)      (591)        (533)
Amortization of deferred policy
 acquisition costs                                 170          210            228         186         173        336          359
Other expenses                                     837          789            857         733         802      1,657        1,535
                                              ------------------------------------------------------------   -----------------------
                                                 2,789        2,824          3,014       2,707       2,851      5,549        5,558
                                              ------------------------------------------------------------   -----------------------

Operating earnings before provision
 for income taxes                                  326          303            300         477         416        607          893
Provision for income taxes                         109          102            100         159         138        203          297
                                              ------------------------------------------------------------   -----------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                              $217         $201           $200        $318        $278       $404         $596
                                              ============================================================   =======================


NET INCOME RECONCILIATION
Operating earnings                                $217         $201           $200        $318        $278       $404         $596
    Net investment gains (losses)                   31          105            (50)         59         492          3          551
    Minority interest - net investment
     gains (losses)                                  0            0              4          (4)          0          0           (4)
    Net investment gains (losses) tax
      benefit (provision)                            1          (37)            11         (23)       (171)        10         (194)
                                              ------------------------------------------------------------   -----------------------
Net investment gains (losses), net of
 income taxes                                       32           68            (35)         32         321         13          353
    Adjustments related to policyholder
      benefits and dividends                       (11)         (25)            30          21         (33)        34          (12)
    Adjustments related to other expenses            8           (8)             4           2         (21)        (5)         (19)
    Adjustments related to tax benefit
      (provision)                                    0           12            (12)         (8)         19        (11)          11
                                              ------------------------------------------------------------   -----------------------
Adjustments related to net investment gains
 (losses), net of income taxes (1)                  (3)         (21)            22          15         (35)        18          (20)
Cumulative effect of a change in accounting,
 net of income taxes (2)                             0            0              0           0           0          0            0
Discontinued operations, net of income taxes         0            0              0           0           0          0            0
                                              ------------------------------------------------------------   -----------------------
Net income available to common shareholders        246          248            187         365         564        435          929
Preferred stock dividend                             0            0              0           0           0          0            0
                                              ------------------------------------------------------------   -----------------------
Net income                                        $246         $248           $187        $365        $564       $435         $929
                                              ============================================================   =======================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                             For the Year-to-Date
                                                                    For the Three Months Ended                   Period Ended
                                              ------------------------------------------------------------   -----------------------
                                              June 30,   September 30,  December 31,  March 31,   June 30,   June 30,      June 30,
Traditional Life                                 2004        2004           2004        2005        2005       2004          2005
----------------------------------------------------------------------------------------------------------   -----------------------
REVENUES
Premiums                                          $980         $989       $1,113          $957        $984     $1,939       $1,941
Universal life and investment-type
 product policy fees                                 0            0            0             0           0          0            0
Investment income, net                             848          831          825           832         821      1,691        1,653
Other revenues                                       0            1            4             2           0          1            2
                                              ------------------------------------------------------------   -----------------------
                                                 1,828        1,821        1,942         1,791       1,805      3,631        3,596
                                              ------------------------------------------------------------   -----------------------

EXPENSES

Policyholder benefits and dividends              1,496        1,517        1,629         1,433       1,507      2,976        2,940
Interest credited to policyholder
 account balances                                    0            0            0             0           0          0            0
Capitalization of deferred policy
 acquisition costs                                 (42)         (44)         (50)          (43)        (60)       (83)        (103)
Amortization of deferred policy
 acquisition costs                                  51           51           74            53          48        107          101
Other expenses                                     206          213          240           184         208        417          392
                                              ------------------------------------------------------------   -----------------------
                                                 1,711        1,737        1,893         1,627       1,703      3,417        3,330
                                              ------------------------------------------------------------   -----------------------

Operating earnings before provision
 for income taxes                                  117           84           49           164         102        214          266
Provision for income taxes                          40           29           17            55          35         73           90
                                              ------------------------------------------------------------   -----------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                               $77          $55          $32          $109         $67       $141         $176
                                              ============================================================   =======================


Net investment gains (losses), net of
 income taxes                                       20           60           15            45         223          5          268
Adjustments related to net investment gains
 (losses), net of income taxes                      (4)         (18)          18            15         (22)        18           (7)
Cumulative effect of a change in accounting,
 net of income taxes                                 0            0            0             0           0          0            0
Discontinued operations, net of income taxes         0            0            0             0           0          0            0
                                              ------------------------------------------------------------   -----------------------
Net income available to common shareholders         93           97           65           169         268        164          437
Preferred stock dividend                             0            0            0             0           0          0            0
                                              ------------------------------------------------------------   -----------------------
Net income                                         $93          $97          $65          $169        $268       $164         $437
                                              ============================================================   =======================

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                             For the Three Months Ended
                                                                             -------------------------------------------------------
                                                                             June 30, September 30, December 31,  March 31, June 30,
Variable & Universal Life                                                      2004        2004        2004        2005       2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                      $   0       $   0       $   0       $   0       $   0
Universal life and investment-type product policy fees                          264         279         272         265         277
Investment income, net                                                          143         147         149         152         151
Other revenues                                                                   (3)          1          (1)          0          (3)
                                                                             -------------------------------------------------------
                                                                                404         427         420         417         425
                                                                             -------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                                              88          76          56          93          97
Interest credited to policyholder account balances                              116         117         114         114         117
Capitalization of deferred policy acquisition costs                             (86)        (74)        (79)        (65)        (72)
Amortization of deferred policy acquisition costs                                52          73          82          49          64
Other expenses                                                                  186         176         186         148         160
                                                                             -------------------------------------------------------
                                                                                356         368         359         339         366
                                                                             -------------------------------------------------------

Operating earnings before provision for income taxes                             48          59          61          78          59
Provision for income taxes                                                       16          20          21          27          20
                                                                             -------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                           $  32       $  39       $  40       $  51       $  39
                                                                             =======================================================

Net investment gains (losses), net of income taxes                               (5)          5          (1)         (8)          9
Adjustments related to net investment gains (losses), net of income taxes         2          (2)          0          (2)         (2)
Cumulative effect of a change in accounting, net of income taxes (1)              0           0           0           0           0
Discontinued operations, net of income taxes                                      0           0           0           0           0
                                                                             -------------------------------------------------------
Net income available to common shareholders                                      29          42          39          41          46
Preferred stock dividend                                                          0           0           0           0           0
                                                                             -------------------------------------------------------
Net income                                                                    $  29       $  42       $  39       $  41       $  46
                                                                             -------------------------------------------------------

                                                                                   For the Year-to-Date Period Ended
                                                                                  ------------------------------------
                                                                                      June 30,          June 30,
                                                                                        2004              2005
                                                                                  ------------------------------------
REVENUES
Premiums                                                                               $   0             $   0
Universal life and investment-type product policy fees                                   509               542
Investment income, net                                                                   283               303
Other revenues                                                                             1                (3)
                                                                                  ------------------------------------
                                                                                         793               842
                                                                                  ------------------------------------

EXPENSES

Policyholder benefits and dividends                                                      175               190
Interest credited to policyholder account balances                                       229               231
Capitalization of deferred policy acquisition costs                                     (156)             (137)
Amortization of deferred policy acquisition costs                                        100               113
Other expenses                                                                           361               308
                                                                                  ------------------------------------
                                                                                         709               705
                                                                                  ------------------------------------

Operating earnings before provision for income taxes                                      84               137
Provision for income taxes                                                                28                47
                                                                                  ------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                    $  56             $  90
                                                                                  ====================================

Net investment gains (losses), net of income taxes                                        (2)                1
Adjustments related to net investment gains (losses), net of income taxes                  1                (4)
Cumulative effect of a change in accounting, net of income taxes (1)                     (11)                0
Discontinued operations, net of income taxes                                               0                 0
                                                                                  ------------------------------------
Net income available to common shareholders                                               44                87
Preferred stock dividend                                                                   0                 0
                                                                                  ------------------------------------
Net income                                                                             $  44             $  87
                                                                                  ------------------------------------

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                            For the Three Months Ended
                                                                            --------------------------------------------------------
                                                                             June 30, September 30, December 31, March 31,  June 30,
Annuities                                                                     2004       2004          2004        2005       2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                        $26        $34        $48        $63          $73
Universal life and investment-type product policy fees                          156        156        177        185          198
Investment income, net                                                          494        491        513        511          551
Other revenues                                                                   10         11         11         11           13
                                                                            --------------------------------------------------------
                                                                                686        692        749        770          835
                                                                            --------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                              58         78        111         96          113
Interest credited to policyholder account balances                              281        266        267        261          260
Capitalization of deferred policy acquisition costs                            (169)      (149)      (154)      (145)        (147)
Amortization of deferred policy acquisition costs                                64         84         62         81           57
Other expenses                                                                  302        268        281        259          292
                                                                            --------------------------------------------------------
                                                                                536        547        567        552          575
                                                                            --------------------------------------------------------

Operating earnings before provision for income taxes                            150        145        182        218          260
Provision for income taxes                                                       49         47         59         71           85
                                                                            --------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                            $101        $98       $123       $147         $175
                                                                            ========================================================

Net investment gains (losses), net of income taxes                               17          9        (58)         1           94
Adjustments related to net investment gains (losses), net of income taxes        (1)        (1)         4          2          (11)
Cumulative effect of a change in accounting, net of income taxes (1)              0          0          0          0            0
Discontinued operations, net of income taxes                                      0          0          0          0            0
                                                                            --------------------------------------------------------
Net income available to common shareholders                                     117        106         69        150          258
Preferred stock dividend                                                          0          0          0          0            0
                                                                            --------------------------------------------------------
Net income                                                                     $117       $106        $69       $150         $258
                                                                            --------------------------------------------------------

                                                                                  For the Year-to-Date Period Ended
                                                                                ---------------------------------------
                                                                                  June 30,              June 30,
                                                                                    2004                  2005
                                                                                ---------------------------------------
REVENUES
Premiums                                                                             $44                  $136
Universal life and investment-type product policy fees                               307                   383
Investment income, net                                                               969                 1,062
Other revenues                                                                        17                    24
                                                                                ---------------------------------------
                                                                                   1,337                 1,605
                                                                                ---------------------------------------

EXPENSES

Policyholder benefits and dividends                                                  126                   209
Interest credited to policyholder account balances                                   561                   521
Capitalization of deferred policy acquisition costs                                 (350)                 (292)
Amortization of deferred policy acquisition costs                                    123                   138
Other expenses                                                                       601                   551
                                                                                ---------------------------------------
                                                                                   1,061                 1,127
                                                                                ---------------------------------------

Operating earnings before provision for income taxes                                 276                   478
Provision for income taxes                                                            90                   156
                                                                                ---------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                 $186                  $322
                                                                                =======================================


Net investment gains (losses), net of income taxes                                    19                    95
Adjustments related to net investment gains (losses), net of income taxes             (1)                   (9)
Cumulative effect of a change in accounting, net of income taxes (1)                  11                     0
Discontinued operations, net of income taxes                                           0                     0
                                                                                ---------------------------------------
Net income available to common shareholders                                          215                   408
Preferred stock dividend                                                               0                     0
                                                                                ---------------------------------------
Net income                                                                          $215                  $408
                                                                                ---------------------------------------

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                             For the Three Months Ended
                                                                             -------------------------------------------------------
                                                                              June 30, September 30, December 31, March 31, June 30,
Other                                                                           2004       2004        2004         2005      2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                         $1          $0          $3          $1          $1
Universal life and investment-type product policy fees                           33          32          37          35          31
Investment income, net                                                           64          59          65          66          69
Other revenues                                                                   99          96          98         104         101
                                                                             -------------------------------------------------------
                                                                                197         187         203         206         202
                                                                             -------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                                              11          10           5          13          29
Interest credited to policyholder account balances                               30          29          31          32          32
Capitalization of deferred policy acquisition costs                              (1)         (1)         (1)         (1)          0
Amortization of deferred policy acquisition costs                                 3           2          10           3           4
Other expenses                                                                  143         132         150         142         142
                                                                             -------------------------------------------------------
                                                                                186         172         195         189         207
                                                                             -------------------------------------------------------

Operating earnings before provision for income taxes                             11          15           8          17          (5)
Provision for income taxes                                                        4           6           3           6          (2)
                                                                             -------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                               $7         $9          $5         $11         ($3)
                                                                             =======================================================


Net investment gains (losses), net of income taxes                                0          (6)          9          (6)         (5)
Adjustments related to net investment gains (losses), net of income taxes         0           0           0           0           0
Cumulative effect of a change in accounting, net of income taxes                  0           0           0           0           0
Discontinued operations, net of income taxes                                      0           0           0           0           0
                                                                             -------------------------------------------------------
Net income available to common shareholders                                       7           3          14           5          (8)
Preferred stock dividend                                                          0           0           0           0           0
                                                                             -------------------------------------------------------
Net income                                                                       $7          $3         $14          $5         ($8)
                                                                             -------------------------------------------------------

                                                                                       For the Year-to-Date Period Ended
                                                                                     ------------------------------------
                                                                                          June 30,         June 30,
                                                                                            2004             2005
                                                                                     ------------------------------------
REVENUES

Premiums                                                                                     $2               $2
Universal life and investment-type product policy fees                                       62               66
Investment income, net                                                                      127              135
Other revenues                                                                              204              205
                                                                                     ------------------------------------
                                                                                            395              408
                                                                                     ------------------------------------


EXPENSES

Policyholder benefits and dividends                                                          20               42
Interest credited to policyholder account balances                                           60               64
Capitalization of deferred policy acquisition costs                                          (2)              (1)
Amortization of deferred policy acquisition costs                                             6                7
Other expenses                                                                              278              284
                                                                                     ------------------------------------
                                                                                            362              396
                                                                                     ------------------------------------

Operating earnings before provision for income taxes                                         33               12
Provision for income taxes                                                                   12                4
                                                                                     ------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                         $21               $8
                                                                                     ====================================


Net investment gains (losses), net of income taxes                                           (9)             (11)
Adjustments related to net investment gains (losses), net of income taxes                     0                0
Cumulative effect of a change in accounting, net of income taxes                              0                0
Discontinued operations, net of income taxes                                                  0                0
                                                                                     ------------------------------------
Net income available to common shareholders                                                  12               (3)
Preferred stock dividend                                                                      0                0
                                                                                     ------------------------------------
Net income                                                                                  $12              ($3)
                                                                                     ------------------------------------

                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MUTUAL FUND SALES

                                                              ----------------------------------------------------------------------

                                                                                        For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                                June 30,      September 30,    December 31,    March 31,    June 30,
Unaudited (Dollars in millions)                                  2004            2004             2004           2005        2005
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Life First Year Premiums & Deposits
  Traditional Life                                                  $47             $44             $51            $47         $52
  Variable Life 1st Year excluding Single Premium COLI/BOLI          61              51              51             57          41
  Universal Life 1st Year excluding Single Premium COLI/BOLI        116             125             118            102         110
  Single Premium COLI/BOLI                                           49              20               4              1          10
                                                              ----------------------------------------------------------------------
    Total Life First Year Premiums & Deposits (3)                   273             240             224            207         213
Life Renewal Premiums & Deposits
  Traditional Life                                                1,030           1,017           1,163            943       1,020
  Variable & Universal Life                                         418             447             452            472         416
Annuities (4)                                                     2,882           2,410           2,566          2,540       2,496
Other                                                               251             245             252            273         224
                                                              ----------------------------------------------------------------------
Total Premiums and Deposits                                      $4,854          $4,359          $4,657         $4,435      $4,369
                                                              ======================================================================

PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
Variable & Universal Life                                          $287            $300            $294           $279        $246
Annuities                                                         1,523           1,352           1,525          1,532       1,503
Other                                                               157             152             157            161         137
                                                              ----------------------------------------------------------------------
Total Separate Accounts                                          $1,967          $1,804          $1,976         $1,972      $1,886
                                                              ======================================================================

ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                                             $659            $403            $497           $429        $356
Variable Annuity Deposits                                         2,223           2,007           2,069          2,111       2,140
                                                              ----------------------------------------------------------------------
Total Annuity Deposits                                           $2,882          $2,410          $2,566         $2,540      $2,496
                                                              ======================================================================

                                                              ----------------------------------------------------------------------
MUTUAL FUND SALES                                                  $864            $689            $935           $954        $916
                                                              ----------------------------------------------------------------------

(1)      Statutory premiums direct and assumed.

(2) Includes premiums and deposits to separate accounts and excludes company sponsored internal changes.

(3) Of the $213 million of First Year Life Premiums and Deposits received during the three months ended June 30, 2005, approximately 60% were distributed through MetLife agents, 19% through New England Financial agents, 17% through MetLife's Independent Distribution channel and 4% through other distribution channels.

(4) Of the $2,496 million of Annuity Deposits received during the three months ended June 30, 2005, approximately 32% were distributed through MetLife agents, 9% through New England Financial agents, 50% through MetLife's Independent Distribution channel and 9% through MetLife's Resources representatives.

                                                                  (METLIFE LOGO)
================================================================================

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                           -------------------------------------------------------------------------

                                                                             At or for the Three Months Ended
                                                           -------------------------------------------------------------------------
                                                             June 30,      September 30,     December 31,     March 31,     June 30,
Unaudited                                                      2004            2004              2004           2005          2005
------------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
  EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:
  Variable & Universal
  Life                                                          44.1%           46.4%            43.0%           43.0%        41.4%
  Annuities                                                     52.9%           56.1%            58.3%           60.3%        60.2%
  Other                                                         62.5%           62.2%            62.3%           58.9%        60.9%


MORTALITY AS A PERCENTAGE OF EXPECTED                           78.1%           78.8%            85.6%           85.6%        84.7%


LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (1)
  Traditional Life                                               6.2%            6.2%             6.1%            6.2%         6.1%
  Variable & Universal Life                                      7.1%            7.0%             7.0%            6.6%         6.3%
  Variable Annuities                                             7.7%            7.5%             7.6%            7.6%         7.7%
  Fixed Annuities                                                8.0%            7.6%             6.7%            6.3%         5.8%



NUMBER OF SALES REPRESENTATIVES

  MetLife Distribution                                         5,633           5,700            5,597           5,718        5,773
  New England Financial                                        2,553           2,504            2,383           2,231        2,255
  General American (2)                                           448             430              380             343          345
  Independent Distribution Wholesalers                           101             102              100             116          124
  MetLife Resources                                              397             399              427             422          428
  Walnut Street Securities (3)                                 1,413           1,370            1,359           1,294        1,263
  P&C Specialists                                                500             529              544             570          617
                                                           -------------------------------------------------------------------------
Total Agents                                                  11,045          11,034           10,790          10,694       10,805
                                                           -------------------------------------------------------------------------

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(2)      Based on minimum annual production of $25,000 in life insurance sales.

(3) At June 30, 2005, the number of Walnut Street Securities representatives includes 100 brokers who are also reported as General American agents above.

                                                                         METLIFE

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES


                                        -------------------------------------------------------------------------------------------
                                                                         For the Three Months Ended
                                        -------------------------------------------------------------------------------------------
                                             June 30,    September 30,         December 31,             March 31,          June 30,
  Traditional Life                             2004             2004                 2004                  2005              2005
  ---------------------------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                $48,613          $48,828              $48,893               $49,209           $49,371
  Premiums and deposits (1)                     1,067            1,069                1,199                 1,032             1,066
  Interest on reserves                            491              493                  494                   499               503
  Surrenders and withdrawals                     (462)            (466)                (472)                 (447)             (437)
  Benefit payments                               (437)            (464)                (458)                 (484)             (492)
  Other                                          (444)            (567)                (447)                 (438)             (429)
                                        -------------------------------------------------------------------------------------------
  Balance, end of period                      $48,828          $48,893              $49,209               $49,371           $49,582
                                        -------------------------------------------------------------------------------------------


                                        -------------------------------------------------------------------------------------------
                                                                         For the Three Months Ended
                                        -------------------------------------------------------------------------------------------

                                            June 30,     September 30,         December 31,             March 31,          June 30,
  Variable & Universal Life                   2004             2004                  2004                  2005              2005
  ---------------------------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                 $9,644           $9,797               $9,887                $9,991           $10,087
  Premiums and deposits (1) (2)                   370              340                  342                   353               320
  Interest on reserves                            115              114                  115                   112               117
  Surrenders and withdrawals                     (158)            (153)                (168)                 (161)             (160)
  Net transfers from (to) separate account         56               44                   54                    44                55
  Policy charges                                 (204)            (224)                (228)                 (225)             (231)
  Benefit payments                                (27)             (25)                 (24)                  (27)              (30)
  Other                                             1               (6)                  13                     0                (4)
                                              -------------------------------------------------------------------------------------
  Balance, end of period                       $9,797           $9,887               $9,991               $10,087           $10,154
                                              -------------------------------------------------------------------------------------


                                        -------------------------------------------------------------------------------------------
                                                                         For the Three Months Ended
                                        -------------------------------------------------------------------------------------------
                                             June 30,    September 30,         December 31,             March 31,          June 30,
  Annuities                                    2004             2004                 2004                  2005              2005
  ---------------------------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                $31,491          $31,908              $31,955               $32,184           $32,304
  Premiums and deposits (1) (2)                 1,432            1,120                1,182                 1,089             1,101
  Interest on reserves                            390              297                  339                   312               309
  Surrenders and withdrawals                     (740)            (517)                (677)                 (587)             (679)
  Net transfers from (to) separate account       (566)            (339)                (425)                 (427)             (346)
  Policy charges                                   (4)              (8)                  (1)                   (1)               (3)
  Benefit payments                                (99)            (235)                (191)                 (277)             (273)
  Other                                             4             (271)                   2                    11                 8
                                            ---------------------------------------------------------------------------------------
  Balance, end of period                      $31,908          $31,955              $32,184               $32,304           $32,421
                                            ---------------------------------------------------------------------------------------

SEPARATE ACCOUNT LIABILITIES


                                       --------------------------------------------------------------------------------------------
                                                                         For the Three Months Ended
                                       --------------------------------------------------------------------------------------------
                                           June 30,       September 30,         December 31,           March 31,          June 30,
 Variable & Universal Life                   2004              2004                 2004                  2005              2005
 ----------------------------------------------------------------------------------------------------------------------------------
 Balance, beginning of period                  $6,989           $7,130               $7,258                $7,785            $7,747
 Premiums and deposits (1)                        287              299                  294                   279               247
 Investment performance                            85             (123)                 583                   (94)              135
 Surrenders and withdrawals                      (104)             (98)                (224)                 (109)             (109)
 Net transfers from (to) fixed account            (56)             (44)                 (54)                  (44)              (55)
 Policy charges                                   (71)             (69)                 (72)                  (70)              (65)
 Other                                              0              163                    0                     0                 0
                                             --------------------------------------------------------------------------------------
 Balance, end of period                        $7,130           $7,258               $7,785                $7,747            $7,900
                                             --------------------------------------------------------------------------------------


                                       --------------------------------------------------------------------------------------------
                                                                         For the Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                           June 30,      September 30,         December 31,           March 31,          June 30,
 Annuities                                   2004             2004                 2004                  2005              2005
 ----------------------------------------------------------------------------------------------------------------------------------
 Balance, beginning of period                 $31,505          $32,989              $33,491               $37,597           $38,051
 Premiums and deposits (1)                      1,524            1,353                1,524                 1,532             1,503
 Investment performance                           144             (413)               3,039                  (604)              806
 Surrenders and withdrawals                      (642)            (668)                (744)                 (764)             (796)
 Net transfers from (to) fixed account            566              339                  425                   427               346
 Policy charges                                  (112)            (109)                (138)                 (137)             (139)
 Other                                              4                0                    0                     0                 0
                                           ----------------------------------------------------------------------------------------
 Balance, end of period                       $32,989          $33,491              $37,597               $38,051           $39,771
                                           ----------------------------------------------------------------------------------------

(1)  Includes Company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                         METLIFE
INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY



                                                           -------------------------------------------------------------------------
                                                                                     For the Three Months Ended
                                                           -------------------------------------------------------------------------
                                                           June 30,   September 30,    December 31,     March 31,          June 30,
Unaudited (Dollars in millions)                              2004         2004             2004            2005              2005
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF CAPITALIZATION
     OF DAC)

Insurance Expenses                                            $752          $705            $753            $630              $698
DAC Capitalization (1)                                        (333)         (300)           (308)           (273)             (293)
                                                           -------------------------------------------------------------------------
Net                                                           $419          $405            $445            $357              $405
                                                           =========================================================================







OTHER EXPENSES BY MAJOR CATEGORY

Commissions                                                   $241          $218            $218            $203              $213
Other deferrable expenses                                      114           103             114              93               103
Direct and allocated expenses, not deferred                    335           327             370             276               344
Pension and other post-retirement benefit costs                 32            28              27              29                29
Premium taxes and other taxes, licenses and fees                30            29              24              29                 9
                                                           -------------------------------------------------------------------------
     Subtotal Insurance Expenses                              $752          $705            $753            $630              $698

Broker-dealer and other expenses                               134           126             141             132               131
Reinsurance allowances                                         (49)          (42)            (37)            (29)              (27)
                                                           -------------------------------------------------------------------------
     Total Other Expenses                                     $837          $789            $857            $733              $802
                                                           -------------------------------------------------------------------------



(1) Excludes $35 million, $32 million, $24 million, $19 million and $14 million of DAC capitalization related to reinsurance allowances for the three months ended June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

                                                                  [METLIFE LOGO]

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED



                              --------------------------------------------------------------------
                                                   For the Three Months Ended
                              --------------------------------------------------------------------
                               June 30,    September 30,    December 31,    March 31,    June 30,
VARIABLE & UNIVERSAL LIFE        2004           2004            2004           2005        2005
--------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield           7.05%          7.04%           7.00%          7.07%       6.96%
Average crediting rate            5.25%          5.17%           5.08%          5.00%       5.13%
                              --------------------------------------------------------------------
    Spread                        1.80%          1.87%           1.92%          2.07%       1.83%
                              --------------------------------------------------------------------



                              --------------------------------------------------------------------
                                                   For the Three Months Ended
                              --------------------------------------------------------------------
                               June 30,    September 30,    December 31,    March 31,    June 30,
ANNUITIES                        2004           2004            2004           2005        2005
--------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield           6.23%          6.08%           6.37%          6.24%       6.69%
Average crediting rate            3.79%          3.64%           3.57%          3.44%       3.43%
                              --------------------------------------------------------------------
    Spread                        2.44%          2.44%           2.80%          2.80%       3.26%
                              --------------------------------------------------------------------

                                                                  [METLIFE LOGO]

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the Year-to-Date
                                                           For the Three Months Ended                             Period Ended
                                    --------------------------------------------------------------------    -----------------------
                                     June 30,    September 30,    December 31,    March 31,    June 30,      June 30,    June 30,
Auto & Home Operations                 2004          2004             2004          2005         2005          2004        2005
--------------------------------------------------------------------------------------------------------    -----------------------
REVENUES
Earned premiums                       $734           $740             $737          $728           $738       $1,471        $1,466
Investment income, net                  44             40               41            43             46           90            89
Other revenues                           6              8               12             9              8           15            17
                                    --------------------------------------------------------------------    -----------------------
                                       784            788              790           780            792        1,576         1,572
                                    --------------------------------------------------------------------    -----------------------

EXPENSES
Losses                                 413            460              398           392            360          859           752
Loss adjustment expense                 82             93               99            85             88          172           173
Other expenses                         193            194              210           200            204          391           404
                                    --------------------------------------------------------------------    -----------------------
                                       688            747              707           677            652        1,422         1,329
                                    --------------------------------------------------------------------    -----------------------
Operating earnings before
 provision (benefit) for income
 taxes                                  96             41               83           103            140          154           243
Provision (benefit) for income
 taxes                                  25              7               20            27             39           37            66
                                    --------------------------------------------------------------------    -----------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                   $71            $34              $63           $76           $101         $117          $177
                                    ====================================================================    =======================




NET INCOME RECONCILIATION

Operating earnings available to
 common shareholders                   $71            $34              $63           $76           $101         $117          $177
        Net investment gains
         (losses)                       (5)            (1)              (3)            0             (4)          (5)           (4)
        Minority interest - net
         investment gains (losses)       0              0                0             0              0            0             0
        Net investment gains
         (losses) tax benefit
         (provision)                     2              0                1             0              1            2             1
                                    --------------------------------------------------------------------    -----------------------
Net investment gains (losses), net
 of income taxes                        (3)            (1)              (2)            0             (3)          (3)           (3)
        Adjustments related to
         policyholder benefits and
         dividends                       0              0                0             0              0            0             0
        Adjustments related to
         other expenses                  0              0                0             0              0            0             0
        Adjustments related to tax
         benefit (provision)             0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Adjustments related to net
 investment gains (losses), net of
 income taxes                            0              0                0             0              0            0             0
Cumulative effect of a change in
 accounting, net of income taxes         0              0                0             0              0            0             0
Discontinued operations, net of
 income taxes                            0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Net income available to common
 shareholders                           68             33               61            76             98          114           174
Preferred stock dividend                 0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Net income                             $68            $33              $61           $76            $98         $114          $174
                                    --------------------------------------------------------------------    -----------------------

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the Year-to-Date
                                                           For the Three Months Ended                             Period Ended
                                    --------------------------------------------------------------------    -----------------------
                                     June 30,    September 30,    December 31,    March 31,    June 30,      June 30,    June 30,
Auto & Home Operations                 2004          2004             2004          2005         2005          2004        2005
--------------------------------------------------------------------------------------------------------    -----------------------
REVENUES
Earned premiums                       $538           $539             $538          $531           $533       $1,080        $1,064
Investment income, net                  34             30               34            32             35           70            67
Other revenues                           5              6                6             6              6           11            12
                                    --------------------------------------------------------------------    -----------------------
                                       577            575              578           569            574        1,161         1,143
                                    --------------------------------------------------------------------    -----------------------


EXPENSES
Losses                                 296            300              312           304            272          647           576
Loss adjustment expense                 63             66               85            74             70          135           144
Other expenses                         135            136              148           137            141          274           278
                                    --------------------------------------------------------------------    -----------------------
                                       494            502              545           515            483        1,056           998
                                    --------------------------------------------------------------------    -----------------------
Operating earnings before
      provision for income
      taxes                             83             73               33            54             91          105           145
Provision for income taxes              22             21                3            11             24           22            35
                                    --------------------------------------------------------------------    -----------------------
OPERATING EARNINGS AVAILABLE TO
      COMMON SHAREHOLDERS              $61            $52              $30           $43            $67          $83          $110
                                    ====================================================================    =======================
                                                                                                                                $0
                                                                                                                                $0

Net investment gains (losses),
      net of income taxes               (3)            (1)              (1)            0             (2)          (3)           (2)
Adjustments related to net
      investment gains (losses),
      net of income taxes                0              0                0             0              0            0             0
Cumulative effect of a change in
      accounting, net of income
      taxes                              0              0                0             0              0            0             0
Discontinued operations, net of
      income taxes                       0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Net income available to common
      shareholders                      58             51               29            43             65           80           108
Preferred stock dividend                 0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Net income                             $58            $51              $29           $43            $65          $80          $108
                                    --------------------------------------------------------------------    -----------------------

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the Year-to-Date
                                                           For the Three Months Ended                             Period Ended
                                    --------------------------------------------------------------------    -----------------------
                                     June 30,    September 30,    December 31,    March 31,    June 30,      June 30,    June 30,
Homeowners                             2004          2004             2004          2005         2005          2004        2005
--------------------------------------------------------------------------------------------------------    -----------------------

REVENUES
Earned premiums                       $185           $188             $188          $184           $193         $367          $377
Investment income, net                   9             11                6            10             10           18            20
Other revenues                           1              2                2             1              2            2             3
                                    --------------------------------------------------------------------    -----------------------
                                       195            201              196           195            205          387           400
                                    --------------------------------------------------------------------    -----------------------


EXPENSES
Losses                                 106            155               83            82             82          195           164
Loss adjustment expense                 19             26               13            11             17           37            28
Other expenses                          54             52               57            56             58          106           114
                                    --------------------------------------------------------------------    -----------------------

                                       179            233              153           149            157          338           306
                                    --------------------------------------------------------------------    -----------------------

Operating earnings (loss) before
      provision (benefit) for income
      taxes                             16            (32)              43            46             48           49            94
Provision (benefit) for income taxes     4            (14)              15            15             15           15            30
                                    --------------------------------------------------------------------    -----------------------

OPERATING EARNINGS AVAILABLE TO
      COMMON SHAREHOLDERS              $12           ($18)             $28           $31            $33          $34           $64
                                    ====================================================================    =======================


Net investment gains (losses),
      net of income taxes                0              0               (1)            0             (1)           0            (1)
Adjustments related to net investment
      gains (losses), net of income
      taxes                              0              0                0             0              0            0             0
Cumulative effect of a change in
      accounting, net of income taxes    0              0                0             0              0            0             0
Discontinued operations, net of
      income taxes                       0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Net income available to common
      shareholders                      12            (18)              27            31             32           34            63
Preferred stock dividend                 0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Net income                             $12           ($18)             $27           $31            $32          $34           $63
                                    --------------------------------------------------------------------    -----------------------

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                              For the Year-to-Date
                                                           For the Three Months Ended                             Period Ended
                                    --------------------------------------------------------------------    -----------------------
                                     June 30,    September 30,    December 31,    March 31,    June 30,      June 30,    June 30,
Auto & Home Operations                 2004          2004             2004          2005         2005          2004        2005
--------------------------------------------------------------------------------------------------------    -----------------------
REVENUES
Earned premiums                        $11            $13              $11           $13            $12          $24           $25
Investment income, net                   1             (1)               1             1              1            2             2
Other revenues                           0              0                4             2              0            2             2
                                    --------------------------------------------------------------------    -----------------------
                                        12             12               16            16             13           28            29
                                    --------------------------------------------------------------------    -----------------------


EXPENSES
Losses                                  11              5                3             6              6           17            12
Loss adjustment expense                  0              1                1             0              1            0             1
Other expenses                           4              6                5             7              5           11            12
                                    --------------------------------------------------------------------    -----------------------
                                        15             12                9            13             12           28            25
                                    --------------------------------------------------------------------    -----------------------
Operating earnings (loss) before
      provision (benefit) for
      income taxes                      (3)             0                7             3              1            0             4
Provision (benefit) for income
      taxes                             (1)             0                2             1              0            0             1
                                    --------------------------------------------------------------------    -----------------------
OPERATING EARNINGS AVAILABLE TO
      COMMON SHAREHOLDERS              ($2)            $0               $5            $2             $1           $0            $3
                                    ====================================================================    =======================




Net investment gains (losses),
      net of income taxes                0              0                0             0              0            0             0
Adjustments related to net
      investment gains (losses),
      net of income taxes                0              0                0             0              0            0             0
Cumulative effect of a change
      in accounting, net of
      income taxes                       0              0                0             0              0            0             0
Discontinued operations, net of
      income taxes                       0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Net income available to common
      shareholders                      (2)             0                5             2              1            0             3
Preferred stock dividend                 0              0                0             0              0            0             0
                                    --------------------------------------------------------------------    -----------------------
Net income                             ($2)            $0               $5            $2             $1           $0            $3
                                    --------------------------------------------------------------------    -----------------------

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                        For the Three Months Ended
                                        ----------------------------------------------------------
                                        June 30,  September 30,  December 31,  March 31,  June 30,
Unaudited (Dollars in millions)           2004        2004           2004        2005       2005
--------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile              $521           $534          $502       $512      $519
Non-Standard Automobile                      19             19            21         17        15
Homeowners                                  199            212           186        160       212
Other                                         9             11             9         17        12
                                        ----------------------------------------------------------
Total                                      $748           $776          $718       $706      $758
                                        ==========================================================



SELECTED FINANCIAL INFORMATION AND
          SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio     67.5%          74.6%         67.2%      65.7%     60.4%
Other expense ratio                        25.6%          25.5%         28.0%      26.7%     27.2%
                                        ----------------------------------------------------------
          Total combined ratio (1)         93.1%         100.1%         95.2%      92.4%     87.6%
Effect of catastrophe losses                5.0%          15.3%          3.0%       1.5%      1.2%
                                        ----------------------------------------------------------
Combined ratio excluding catastrophes      88.1%          84.8%         92.2%      90.9%     86.4%
                                        ==========================================================

AUTO
Loss and loss adjustment expense ratio     66.9%          68.0%         73.7%      71.5%     63.6%
Other expense ratio                        24.3%          24.3%         26.9%      25.0%     26.0%
                                        ----------------------------------------------------------
          Total combined ratio (1)         91.2%          92.3%        100.6%      96.5%     89.6%
Effect of catastrophe losses                1.1%           1.7%          0.5%       0.4%      0.1%
                                        ----------------------------------------------------------
Combined ratio excluding catastrophes      90.1%          90.6%        100.1%      96.1%     89.5%
                                        ==========================================================

HOMEOWNERS
Loss and loss adjustment expense ratio     67.3%          96.0%         50.8%      50.2%     51.4%
Other expense ratio                        28.8%          27.6%         30.1%      29.7%     29.8%
                                        ----------------------------------------------------------
          Total combined ratio (1)         96.1%         123.6%         80.9%      79.9%     81.2%
Effect of catastrophe losses               16.6%          55.4%         10.2%       4.9%      4.4%
                                        ----------------------------------------------------------
Combined ratio excluding catastrophes      79.5%          68.2%         70.7%      75.0%     76.8%
                                        ==========================================================

OTHER
Loss and loss adjustment expense ratio    100.9%          40.3%         33.7%      49.3%     60.7%
Other expense ratio                        35.4%          39.9%         43.8%      56.1%     38.7%
                                        ----------------------------------------------------------
          Total combined ratio (1)        136.3%          80.2%         77.5%     105.4%     99.4%
Effect of catastrophe losses                0.0%           0.0%          0.0%       0.0%      0.0%
                                        ----------------------------------------------------------
Combined ratio excluding catastrophes     136.3%          80.2%         77.5%     105.4%     99.4%
                                        ==========================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                         $6             $9            $3         $2        $1
Homeowners                                   31            104            20          9         9
Other                                         0              0             0          0         0
                                        ----------------------------------------------------------
Total                                       $37           $113           $23        $11       $10
                                        ==========================================================

CATASTROPHE POINTS ON COMBINED RATIOS       5.0           15.3           3.0        1.6       1.2

NUMBER OF SALES REPRESENTATIVES              88             80            87         89        89
                                        ----------------------------------------------------------


(1) The combined ratio reflects payment fees as a credit to Other Expenses for the three months ended June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, which resulted in a 0.7, 0.7, 0.7,
      0.8 and 0.7 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners and Other were 0.8, 0.5, and 0.6 of a percentage point, respectively, for June 30, 2004, 0.8, 0.4 and 0.7, of a percentage point, respectively, for September 30, 2004, 0.8, 0.4 and 0.7 of a percentage point, respectively, for December 31, 2004, 0.8, 0.5 and 0.5 of a percentage point, respectively, for March 31, 2005 and 0.7, 0.4 and 0.8 of a percentage point, respectively, for June 30, 2005.

                                                                  (METLIFE LOGO)

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS

                                                                                                                For the Year-to-Date
                                                                     For the Three Months Ended                     Period Ended
                                                 -------------------------------------------------------------  --------------------
                                                 June 30,   September 30,  December 31,  March 31,   June 30,   June 30,   June 30,
Unaudited (Dollars in millions)                     2004          2004         2004         2005        2005      2004        2005
--------------------------------------------------------------------------------------------------------------  -------------------
REVENUES
Premiums                                             $392         $437         $463        $502         $455      $794        $957
Universal life and investment-type product
 policy fees                                           86           91           90         119          126       169         245
Investment income, net                                137          151          174         150          194       260         344
Other revenues                                          8            2            9           3           (1)       12           2
                                                 -------------------------------------------------------------  --------------------
                                                      623          681          736         774          774     1,235       1,548
                                                 -------------------------------------------------------------  --------------------
EXPENSES
Policyholder benefits and dividends                   400          424          450         446          451       778         897
Interest credited to policyholder account
 balances                                              32           37           46          47           55        69         102
Capitalization of deferred policy acquisition
 costs                                                (93)        (103)        (117)       (125)        (138)     (164)       (263)
Amortization of deferred policy acquisition
 costs                                                 36           32           38          56           56        67         112
Other expenses                                        194          222          283         246          277       366         523
                                                 -------------------------------------------------------------  --------------------
                                                      569          612          700         670          701     1,116       1,371
                                                 -------------------------------------------------------------  --------------------
Operating earnings before provision for
 income taxes                                          54           69           36         104           73       119         177
Provision for income taxes                             13           24           10          37           23        34          60
                                                 -------------------------------------------------------------  --------------------
OPERATING EARNINGS AVAILABLE TO COMMON
 SHAREHOLDERS                                         $41          $45          $26         $67          $50       $85        $117
                                                 =============================================================  ====================


NET INCOME RECONCILIATION
Operating earnings available to commom
 shareholders                                         $41          $45          $26         $67          $50       $85        $117
     Net investment gains (losses)                     (2)           3           (4)          0            7        24           7
     Minority interest - net investment
      gains (losses)                                    0            0            0           0            0         0           0
     Net investment gains (losses) tax benefit
      (provision)                                      (1)          (1)           1           0           (2)       (7)         (2)
                                                 -------------------------------------------------------------  --------------------
Net investment gains (losses), net of income
 taxes                                                 (3)           2           (3)          0            5        17           5
     Adjustments related to policyholder
      benefits and dividends                           49          (14)          (6)         14          (16)       52          (2)
     Adjustments related to other expenses              0            0            0           0            0         0           0
     Adjustments related to tax benefit
      (provision)                                     (17)           5            2          (5)           6       (18)          1
                                                 -------------------------------------------------------------  --------------------
Adjustments related to net investment gains
 (losses), net of income taxes (1)                     32           (9)          (4)          9          (10)       34          (1)
Cumulative effect of a change in accounting,
 net of income taxes (2)                                0            0            0           0            0       (30)          0
Discontinued operations, net of income taxes            0            0            0           0            0         0           0
                                                 -------------------------------------------------------------  --------------------
Net income available to common shareholders            70           38           19          76           45       106         121
Preferred stock dividend                                0            0            0           0            0         0           0
                                                 -------------------------------------------------------------  --------------------
Net income                                            $70          $38          $19         $76          $45      $106        $121
                                                 -------------------------------------------------------------  --------------------

                                                 -------------------------------------------------------------
NUMBER OF PROFESSIONAL SALES REPRESENTATIVES        1,810        3,222        3,491       3,749        3,913
                                                 -------------------------------------------------------------


(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(2)The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS

                                                                                                                For the Year-to-Date
                                                                     For the Three Months Ended                     Period Ended
                                                 -------------------------------------------------------------  --------------------
                                                 June 30,   September 30,  December 31,  March 31,   June 30,   June 30,   June 30,
Unaudited (Dollars in millions)                     2004          2004         2004         2005        2005      2004        2005
--------------------------------------------------------------------------------------------------------------  --------------------
REVENUES
Premiums, net                                        $807         $822         $922        $907         $934    $1,623    $1,841
Investment income, net                                136          144          204         161          151       266       312
Other revenues                                         15           14           16          11           21        27        32
                                                 -------------------------------------------------------------  --------------------
                                                      958          980        1,142       1,079        1,106     1,916     2,185
                                                 -------------------------------------------------------------  --------------------
EXPENSES
Claims and other policy benefits                      651          675          760         750          842     1,310     1,592
Interest credited to policyholder account
 balances                                              52           48           61          55           44       103        99
Policy acquisition costs and other insurance
 expenses                                             133          156          192         148          165       272       313
Other expenses                                         46           47           44          43           41        91        84
                                                 -------------------------------------------------------------  --------------------
                                                      882          926        1,057         996        1,092     1,776     2,088
                                                 -------------------------------------------------------------  --------------------
Operating earnings before provision for income
      taxes and minority interest                      76           54           85          83           14       140        97
Provision for income taxes                             13            9           15          13            0        22        13
                                                 -------------------------------------------------------------  --------------------
Operating earnings available to common
 shareholders before minority interest                 63           45           70          70           14       118        84

Elimination of minority interest, before tax           40           31           39          43           11        77        54
                                                 -------------------------------------------------------------  --------------------
CONTRIBUTION TO METLIFE                               $23          $14          $31         $27           $3(3)    $41       $30 (3)
                                                 =============================================================  ====================


NET INCOME RECONCILIATION
Operating earnings                                    $23          $14          $31         $27           $3       $41         $30
      Net investment gains (losses)                    32          (17)          (2)         28           (7)       53          21
      Minority interest - net investment
       gains (losses)                                  (8)           2            1          (5)          (2)      (16)         (7)
      Net investment gains (losses) tax benefit
       (provision)                                     (9)           6            1          (8)           6       (13)         (2)
                                                 -------------------------------------------------------------  --------------------
Net investment gains (losses), net of income
 taxes                                                 15           (9)           0          15           (3)       24          12
      Adjustments related to policyholder
       benefits and dividends                           0            0            0           0            0         0           0
      Adjustments related to other expenses           (13)          14            1         (17)          12       (17)         (5)
      Adjustments related to tax benefit
       (provision)                                      5           (5)           0           6           (6)        6           0
                                                 -------------------------------------------------------------  --------------------
Adjustments related to net investment gains
 (losses), net of income taxes (1)                     (8)           9            1         (11)           6       (11)         (5)
Cumulative effect of a change in accounting,
 net of income taxes (2)                                0            0            0           0            0         5           0
Discontinued operations, net of income taxes            0            0            0           0            0         0           0
                                                 -------------------------------------------------------------  --------------------
Net income available to common shareholders            30           14           32          31            6        59          37
Preferred stock dividend                                0            0            0           0            0         0           0
                                                 -------------------------------------------------------------  --------------------
Net income                                            $30          $14          $32         $31           $6       $59         $37
                                                 -------------------------------------------------------------  --------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(3) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes an $8 million charge, net of income taxes, associated with establishment of a liability associated with the Argentine pension business.

                                                                  (METLIFE LOGO)

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                                   For the Three Months Ended
                                                            ------------------------------------------------------------------------
                                                              June 30,      September 30,   December 31,    March 31.       June 30,
Unaudited (Dollars in millions)                                  2004            2004           2004           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
      OPERATING EARNINGS BY REGION

United States                                                       $60            $69            $82            $50            $28
Canada                                                               15             16             17             23             17
Asia-Pacific                                                          5             (2)             2              5             14
Other international markets                                          11              9              4             15             (7)
Corporate                                                           (15)           (38)           (20)           (10)           (38)
                                                            ------------------------------------------------------------------------
      Total pre-tax and pre-minority interest
          operating earnings                                        $76            $54            $85            $83            $14
                                                            ========================================================================



POLICY BENEFITS AND INTEREST
      SENSITIVE CONTRACT LIABILITIES BY REGION

Traditional U.S.                                                 $4,385         $4,458         $4,253         $4,285         $4,365
Asset intensive                                                   3,645          3,893          4,085          4,159          4,267
Other                                                               125             58            124            122            126
                                                            ------------------------------------------------------------------------
      Total U.S.                                                  8,155          8,409          8,462          8,566          8,758
                                                            ------------------------------------------------------------------------
Canada                                                            1,167          1,243          1,375          1,367          1,389
Asia-Pacific                                                        357            456            517            548            611
Other international markets                                         497            549            610            693            702
                                                            ------------------------------------------------------------------------
      Total International                                         2,021          2,248          2,502          2,608          2,702
                                                            ------------------------------------------------------------------------

Total policy benefits and interest sensitive
      contract liabilities                                      $10,176        $10,657        $10,964        $11,174        $11,460
                                                            ------------------------------------------------------------------------

                                                                  (METLIFE LOGO)

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS

                                                                                                                For the Year-to-Date
                                                                     For the Three Months Ended                     Period Ended
                                                 -------------------------------------------------------------  --------------------
                                                 June 30,   September 30,  December 31,  March 31,   June 30,   June 30,   June 30,
Unaudited (Dollars in millions)                     2004          2004         2004         2005        2005      2004        2005
--------------------------------------------------------------------------------------------------------------  --------------------
REVENUES
Premiums                                              ($4)         ($5)          $1          $1           $3       ($5)       $4
Universal life and investment-type product
 policy fees                                            0            2            0           0            0         0         0
Investment income, net                                163          129          195         150          192       247       342
Other revenues                                         (7)           7            0           3            5         0         8
                                                 -------------------------------------------------------------  --------------------
                                                      152          133          196         154          200       242       354
                                                 -------------------------------------------------------------  --------------------
EXPENSES
Policyholder benefits and dividends                     2            1            3           5          (45)        4       (40)
Interest credited to policyholder account
 balances                                               0            0            0           0            0         0         0
Interest expense                                       88           94           97         105          110       166       215
Other expenses                                         76           44           75          76           57       130       133
                                                 -------------------------------------------------------------  --------------------
                                                      166          139          175         186          122       300       308
                                                 -------------------------------------------------------------  --------------------
Operating earnings before (benefit) provision
 for income taxes                                     (14)          (6)          21         (32)          78       (58)       46
Benefit for income taxes                             (111)         (34)          (7)        (41)          (1)     (138)      (42)
                                                 -------------------------------------------------------------  --------------------
Operating earnings                                     97           28           28           9           79        80        88
Preferred stock dividend                                0            0            0           0            0         0         0
                                                 -------------------------------------------------------------  --------------------
OPERATING EARNINGS AVAILABLE TO
 COMMON SHAREHOLDERS                                  $97          $28          $28          $9          $79(4)    $80       $88 (4)
                                                 =============================================================  ====================


NET INCOME RECONCILIATION
Operating earnings available to common
 shareholders                                         $97          $28          $28          $9          $79       $80         $88
      Net investment gains (losses)                    83          (17)         (86)       (113)       1,314        87       1,201
      Minority interest - net investment gains
       (losses)                                         0            0            0           0            0         0           0
      Net investment gains (losses) tax benefit
       (provision)                                    (31)           3           33          43         (468)      (33)       (425)
                                                 -------------------------------------------------------------  --------------------
Net investment gains (losses), net of income
 taxes                                                 52          (14)         (53)        (70)         846        54         776
      Adjustments related to policyholder
       benefits and dividends                           0            0            0           0            0         0           0
      Adjustments related to other expenses             0            0            0           0            0         0           0
      Adjustments related to tax benefit
       (provision)                                      0            1           (1)          0            0         0           0
                                                 -------------------------------------------------------------  --------------------
Adjustments related to net investment gains
 (losses), net of income taxes (1)                      0            1           (1)          0            0         0           0
Cumulative effect of a change in accounting,
 net of income taxes                                    0            0            0           0            0        (1)          0
Discontinued operations, net of income taxes           14            5           (4)        151            0        18         151
                                                 -------------------------------------------------------------  --------------------
Net income available to common shareholders           163           20          (30)         90          925       151       1,015
Preferred stock dividend                                0            0            0           0            0         0           0
                                                 -------------------------------------------------------------  --------------------
Net income                                           $163          $20         ($30)        $90         $925      $151      $1,015
                                                 -------------------------------------------------------------  --------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the period ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2004 includes a $9 million benefit from a revision of the estimate of income taxes for 2003.

(4) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999 and a $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                            ------------------------------------------------------------------------

                                                                                        At or for the Three Months Ended
                                                            ------------------------------------------------------------------------
                                                              June 30,    September 30,     December 31,     March 31,     June 30,
Unaudited (Dollars in millions)                                 2004          2004             2004            2005          2005
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                                         6.64%          6.44%            6.46%          6.33%        6.31%
Income (3)                                                      $2,291         $2,246           $2,273         $2,278       $2,306
Investment gains (losses)                                          ($3)           $61             ($21)         ($114)        ($89)
Ending Carrying Value (3)                                     $170,192       $176,091         $176,763       $182,653     $185,218

MORTGAGE AND CONSUMER LOANS

Yield (4)                                                         6.83%          7.02%            6.93%          6.55%        6.68%
Income                                                            $468           $507             $537           $527         $547
Investment gains (losses)                                           $0            ($8)            ($39)          ($11)         ($8)
Ending Carrying Value                                          $28,118        $29,620          $32,406        $31,977      $33,586

REAL ESTATE AND REAL ESTATE
  JOINT VENTURES

Yield (4)                                                        13.37%         10.55%           11.04%         11.11%       12.82%
Income (5)                                                        $148           $111             $117           $119         $130
Investment gains (losses) (6)                                     $133            ($5)             $13            $18       $1,904
Ending Carrying Value                                           $4,150         $4,263           $4,233         $4,306       $3,803

POLICY LOANS

Yield (4)                                                         6.13%          6.14%            6.23%          6.17%        6.19%
Income                                                            $134           $135             $138           $138         $139
Ending Carrying Value                                           $8,766         $8,801           $8,899         $8,953       $8,975

EQUITY SECURITIES AND OTHER LIMITED
   PARTNERSHIP INTERESTS (1)
Yield (4)                                                        10.32%          7.42%           18.26%          9.84%       21.01%
Income                                                            $101            $75             $199           $118         $276
Investment gains (losses)                                          $87            $96              $25            $95          $12
Ending Carrying Value                                           $4,521         $4,715           $5,095         $5,567       $6,015

CASH AND SHORT-TERM INVESTMENTS (1)
Yield (4)                                                         2.39%          3.16%            3.67%          4.76%        3.66%
Income                                                             $30            $43              $50            $64          $93
Investment gains (losses)                                           $0             $0              ($1)           ($1)          $0
Ending Carrying Value                                           $6,501         $6,043           $6,714         $6,476      $15,778

OTHER INVESTED ASSETS

Yield (4)                                                         4.29%          5.51%           10.55%          9.06%        7.74%
Income (7)                                                         $46            $55             $104            $95          $94
Investment gains (losses) (8)                                     ($60)           $34            ($191)           ($8)        $406
Ending Carrying Value                                           $5,108         $4,395           $4,926         $4,960       $6,079

TOTAL INVESTMENTS

Gross investment income yield                                     6.72%          6.51%            6.88%          6.55%        6.76%
Investment fees and expenses yield                               (0.13%)        (0.13%)          (0.14%)        (0.12%)      (0.15%)
                                                            ------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                       6.59%          6.38%            6.74%          6.43%        6.61%
                                                            ========================================================================

Gross investment income                                         $3,218         $3,172           $3,418         $3,339       $3,585
Investment fees and expenses                                       (61)           (65)             (72)           (59)         (78)
                                                            ------------------------------------------------------------------------
NET INVESTMENT INCOME                                           $3,157         $3,107           $3,346         $3,280       $3,507
                                                            ========================================================================
Ending Carrying Value                                         $227,356       $233,928         $239,036       $244,892     $259,454
                                                            ========================================================================


Gross investment gains                                            $411           $351             $309           $373       $2,133
Gross investment losses                                           (126)          (201)            (175)          (322)        (231)
Writedowns                                                         (77)           (44)             (79)           (51)         (42)
                                                            ------------------------------------------------------------------------
Subtotal                                                           208            106               55              0        1,860
Derivative & other instruments not qualifying for hedge
  accounting                                                       (51)            72             (269)           (21)         365
                                                            ------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                      157            178             (214)           (21)       2,225
Minority interest - net investment gains (losses                    (8)             2                5             (9)          (2)
Net investment gains (losses) tax benefit (provision)              (47)           (62)              71              9         (784)
                                                            ------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES                $102           $118            ($138)          ($21)      $1,439
                                                            ------------------------------------------------------------------------

(1) Included in ending carrying value, income and investment gains (losses) are $2,241 million, $23 million and $2 million, respectively, related to the consolidation of separate accounts under AICPA Statement of Position 03-1 for the three months ended June 30, 2005.

(2) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(3) Fixed maturities includes $197 million and $2 million in ending carrying value and income, respectively, relating to trading securities for the three months ended June 30, 2005.

(4)      Yields are annualized and based on quarterly average carrying values.

(5) Included in income from real estate and real estate joint ventures is $53 million, $33 million, $30 million, $39 million and $12 million related to discontinued operations for the three months ended June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005
         and June 30, 2005, respectively.

(6) Included in investment gains (losses) from real estate and real estate joint ventures is $132 million, ($15) million, $10 million, $18 million and $1,905 million related to discontinued operations for the three months ended June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

(7) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $22 million, $12 million, $3 million, $24 million and $13 million for the three months ended June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

(8) Included in investment gains (losses) for the three months ended December 31, 2004 is a charge of $26 million related to a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)
================================================================================

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                            ------------------------------------------------------------------------

                                                                                  At or for the Year-to-Date
                                                            ------------------------------------------------------------------------
                                                              June 30,    September 30,     December 31,     March 31,    June 30,
Unaudited (Dollars in millions)                                2004           2004             2004            2005         2005
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                                        6.64%          6.58%             6.55%         6.33%        6.34%
Income                                                          $4,523         $6,769            $9,042        $2,278       $4,584
Investment gains (losses)                                          $31            $92               $71         ($114)       ($203)
Ending Carrying Value                                         $170,192       $176,091          $176,763      $182,653     $185,218

MORTGAGE AND CONSUMER LOANS
Yield (3)                                                        6.80%          6.87%             6.86%         6.55%        6.58%
Income                                                            $917         $1,424            $1,961          $527       $1,074
Investment gains (losses)                                           $0            ($8)             ($47)         ($11)        ($19)
Ending Carrying Value                                          $28,118        $29,620           $32,406       $31,977      $33,586

REAL ESTATE AND REAL ESTATE
  JOINT VENTURES
Yield (3)                                                       12.72%         11.92%            11.69%        11.11%       12.08%
Income (4)                                                        $287           $398              $515          $119         $249
Investment gains (losses) (5)                                     $154           $149              $162           $18       $1,922
Ending Carrying Value                                           $4,150         $4,263            $4,233        $4,306       $3,803

POLICY LOANS
Yield (3)                                                        6.12%          6.13%             6.15%         6.17%        6.18%
Income                                                            $268           $403              $541          $138         $277
Ending Carrying Value                                           $8,766         $8,801            $8,899        $8,953       $8,975

EQUITY SECURITIES AND OTHER LIMITED
  PARTNERSHIP INTERESTS (1)
Yield (3)                                                        6.74%          6.96%             9.96%         9.84%       15.69%
Income                                                            $130           $205              $404          $118         $394
Investment gains (losses)                                          $87           $183              $208           $95         $107
Ending Carrying Value                                           $4,521         $4,715            $5,095        $5,567       $6,015

CASH AND SHORT-TERM INVESTMENTS (1)
Yield (3)                                                        2.47%          2.77%             3.01%         4.76%        3.64%
Income                                                             $60           $103              $153           $64         $157
Investment gains (losses)                                           $0             $0               ($1)          ($1)         ($1)
Ending Carrying Value                                           $6,501         $6,043            $6,714        $6,476      $15,778

OTHER INVESTED ASSETS
Yield (3)                                                        4.68%          5.03%             6.30%         9.06%        8.14%
Income (6)                                                         $97           $152              $256           $95         $189
Investment gains (losses) (7)                                       $8            $42             ($149)          ($8)         $398
Ending Carrying Value                                           $5,108         $4,395            $4,926        $4,960       $6,079

TOTAL INVESTMENTS
Gross investment income yield                                    6.64%          6.60%             6.67%         6.55%        6.64%
Investment fees and expenses yield                              (0.13%)        (0.13%)           (0.14%)       (0.12%)      (0.13%)
                                                            ------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                      6.51%          6.47%             6.53%         6.43%        6.51%
                                                            ========================================================================

Gross investment income                                         $6,282         $9,454           $12,872        $3,339       $6,924
Investment fees and expenses                                      (125)          (190)             (262)          (59)        (137)
                                                            ------------------------------------------------------------------------
NET INVESTMENT INCOME                                           $6,157         $9,264           $12,610        $3,280       $6,787
                                                            ========================================================================
Ending Carrying Value                                         $227,356       $233,928          $239,036      $244,892     $259,454
                                                            ========================================================================

Gross investment gains                                            $654         $1,005            $1,314          $373       $2,506
Gross investment losses                                           (211)          (412)             (587)         (322)        (553)
Writedowns                                                         (89)          (133)             (212)          (51)         (93)
                                                            ------------------------------------------------------------------------
Subtotal                                                          354            460               515             0         1,860
Derivative & other instruments not qualifying for hedge
  accounting                                                      (74)            (2)             (271)           (21)         344
                                                            ------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                     280            458               244            (21)      2,204
Minority interest -- net investment gains (losses)                (16)           (14)               (9)            (9)        (11)
Net investment gains (losses) tax benefit (provision)             (86)          (148)              (77)             9        (775)
                                                            ------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES               $178           $296              $158           ($21)     $1,418
                                                            ------------------------------------------------------------------------

(1) Included in ending carrying value, income and investment-related gains (losses) is $2,241 million, $44 million and $14 million, respectively, related to the consolidation of separate accounts under AICPA Statement of Position 03-1 for year-to-date June 30, 2005.

(2) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(3)      Yields are annualized and based on quarterly average carrying values.

(4) Included in income from real estate and real estate joint ventures is $102 million, $135 million, $165 million, $39 million and $51 million related to discontinued operations for year-to-date June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

(5) Included in investment gains (losses) from real estate and real estate joint ventures is $152 million, $136 million, $146 million, $18 million and $1,923 million related to discontinued operations for year-to-date June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005
         and June 30, 2005, respectively.

(6) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $36 million, $48 million, $51 million, $24 million and $37 million for the year-to-date June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

(7) Included in investment gains (losses) for the three months ended December 31, 2004 is a charge of $26 million related to a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)

METLIFE, INC.

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1) (2)



                                           At June 30, 2004      At September 30, 2004    At December 31, 2004    At March 31, 2005
                                        -------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount   % of Total    Amount   % of Total       Amount    % of Total   Amount  % of Total
-----------------------------------------------------------------------------------------------------------------------------------
Less than 20%                            $1,735      96.6%        $530     90.8%            $463       92.4%      $1,185      99.1%
20% or more for less than six months         47       2.6%          44      7.5%              17        3.4%           5       0.4%
20% or more for six months or greater        15       0.8%          10      1.7%              21        4.2%           6       0.5%
                                        -------------------------------------------------------------------------------------------

   Total Gross Unrealized Losses         $1,797     100.0%        $584    100.0%            $501      100.0%      $1,196     100.0%

   Total Gross Unrealized Gains          $7,087                 $9,703                   $10,268                  $8,485
                                         =======               =======                   =======                ========


                                           At June 30, 2005
                                       ------------------------
Unaudited (Dollars in millions)          Amount   % of Total
---------------------------------------------------------------
Less than 20%                              $416      95.4%
20% or more for less than six months         13       3.0%
20% or more for six months or greater         7       1.6%
                                       ------------------------
   Total Gross Unrealized Losses           $436     100.0%

   Total Gross Unrealized Gains         $11,250
                                       =========

 GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
 EQUITY SECURITIES (1)



                                           At June 30, 2004     At September 30, 2004    At December 31, 2004    At March 31, 2005
                                         -------------------------------------------------------------------------------------------
 Unaudited (Dollars in millions)          Amount   % of Total    Amount   % of Total     Amount    % of Total     Amount  % of Total
 -----------------------------------------------------------------------------------------------------------------------------------
 Less than 20%                               $13      44.8%         $10     40.0%              $7       87.5%         $44      78.6%
 20% or more for less than six months         16      55.2%          15     60.0%               1       12.5%          12      21.4%
 20% or more for six months or greater         0       0.0%           0      0.0%               0        0.0%           0       0.0%
                                         -------------------------------------------------------------------------------------------
    Total Gross Unrealized Losses            $29     100.0%         $25    100.0%              $8      100.0%         $56     100.0%
    Total Gross Unrealized Gains            $336                   $305                      $283                    $169
                                            ====                 ======                     =====                  ======

                                            At June 30, 2005
                                         -----------------------
 Unaudited (Dollars in millions)          Amount   % of Total
----------------------------------------------------------------
 Less than 20%                               $25      61.5%
 20% or more for less than six months         15      38.5%
 20% or more for six months or greater         0       0.0%
                                         -----------------------
    Total Gross Unrealized Losses            $40     100.0%
    Total Gross Unrealized Gains            $206
                                         =======




(1) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)


METLIFE, INC.
SUMMARY OF FIXED MATURITIES AVAILABLE FOR SALE
BY SECTOR AND QUALITY DISTRIBUTION

                                             At June 30, 2004         At September 30, 2004     At December 31, 2004
                                            --------------------------------------------------------------------------
Unaudited (Dollars in millions)              Amount     % of Total     Amount     % of Total    Amount     % of Total
----------------------------------------------------------------------------------------------------------------------
U.S. corporate securities                    $60,619       35.6%       $63,130       35.8%     $ 61,720         34.9%
Residential mortgage-backed securities        30,698       18.0%        30,978       17.6%       32,230         18.2%
Foreign corporate securities                  24,732       14.5%        27,076       15.4%       27,838         15.7%
US treasury/agency securities                 16,664        9.8%        16,561        9.4%       17,826         10.1%
Commercial mortgage-backed securities         12,019        7.1%        12,016        6.8%       12,501          7.1%
Asset-backed securities                       12,444        7.3%        12,912        7.3%       10,876          6.1%
Foreign government securities                  8,019        4.7%         8,380        4.8%        8,585          4.9%
State and political subdivision securities     3,675        2.2%         3,853        2.2%        3,899          2.2%
Other fixed maturity securities                  780        0.5%           644        0.4%          985          0.6%
                                            --------------------------------------------------------------------------
   Total bonds                               169,650       99.7%       175,550       99.7%      176,460         99.8%
Redeemable preferred stock                       542        0.3%           541        0.3%          303          0.2%
                                            --------------------------------------------------------------------------
Total fixed maturities                      $170,192      100.0%      $176,091      100.0%     $176,763        100.0%
                                            ==========================================================================

NAIC            RATING AGENCY
RATING (1)      EQUIVALENT DESIGNATION
1               Aaa / Aa / A                $113,607       66.8%      $117,658       66.8%     $118,779         67.2%
2               Baa                           43,829       25.8%        45,728       25.9%       45,311         25.6%
3               Ba                             7,334        4.3%         7,514        4.3%        7,500          4.2%
4               B                              4,086        2.4%         4,089        2.3%        4,414          2.5%
5               Caa and lower                    583        0.3%           443        0.3%          366          0.2%
6               In or near default               211        0.1%           118        0.1%           90          0.1%
                                            --------------------------------------------------------------------------
   Total bonds                               169,650       99.7%       175,550       99.7%      176,460         99.8%
Redeemable preferred stock                       542        0.3%           541        0.3%          303          0.2%
                                            --------------------------------------------------------------------------
Total Fixed Maturities                      $170,192      100.0%      $176,091      100.0%     $176,763        100.0%
                                            ==========================================================================


                                                          At March 31, 2005           At June 30, 2005
                                               ------------------------------------------------------------
Unaudited (Dollars in millions)                           Amount     % of Total     Amount     % of Total
-----------------------------------------------------------------------------------------------------------
U.S. corporate securities                                  $60,417        33.1%      $61,614       33.3%
Residential mortgage-backed securities                      34,650        19.0%       34,795       18.8%
Foreign corporate securities                                27,766        15.2%       28,557       15.4%
US treasury/agency securities                               21,770        11.9%       21,051       11.4%
Commercial mortgage-backed securities                       13,372         7.3%       13,836        7.5%
Asset-backed securities                                     10,826         5.9%       10,373        5.6%
Foreign government securities                                8,932         4.9%       10,144        5.5%
State and political subdivision securities                   3,934         2.2%        3,780        2.0%
Other fixed maturity securities                                703         0.4%          716        0.4%
                                               ----------------------------------------------------------
   Total bonds                                             182,370        99.9%      184,866       99.9%
Redeemable preferred stock                                     149         0.1%          155        0.1%
                                               ----------------------------------------------------------
Total fixed maturities                                    $182,519       100.0%     $185,021      100.0%
                                               ==========================================================


NAIC            RATING AGENCY
RATING (1)      EQUIVALENT DESIGNATION
1               Aaa / Aa / A                              $125,899        69.0%     $127,913       69.1%
2               Baa                                         44,054        24.1%       44,202       23.9%
3               Ba                                           7,392         4.1%        7,476        4.0%
4               B                                            4,649         2.5%        4,910        2.7%
5               Caa and lower                                  325         0.2%          335        0.2%
6               In or near default                              51         0.0%           30        0.0%
                                               ----------------------------------------------------------
   Total                                                   182,370        99.9%      184,866       99.9%
Redeemable preferred stock                                     149         0.1%          155        0.1%
                                               ----------------------------------------------------------
Total Fixed Maturities                                    $182,519       100.0%     $185,021      100.0%
                                               ==========================================================



(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.


METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                               At June 30, 2004       At September 30, 2004     At December 31, 2004
                                            -------------------------------------------------------------------------
Unaudited (Dollars in millions)              Amount     % of Total     Amount     % of Total    Amount     % of Total
---------------------------------------------------------------------------------------------------------------------
Pacific                                       $5,327          24.2%     $5,608          24.3%    $6,075         24.3%
South Atlantic                                 5,247          23.8%      5,502          23.6%     5,696         22.8%
Middle Atlantic                                3,513          16.0%      3,704          15.9%     4,057         16.2%
East North Central                             2,294          10.4%      2,443          10.5%     2,550         10.2%
West South Central                             1,470           6.7%      1,775           7.6%     2,024          8.1%
New England                                    1,302           5.9%      1,285           5.5%     1,412          5.6%
International                                  1,064           4.8%      1,219           5.2%     1,364          5.5%
Mountain                                         785           3.6%        741           3.2%       778          3.1%
West North Central                               625           2.8%        615           2.6%       667          2.7%
East South Central                               278           1.3%        276           1.2%       268          1.1%
Other                                            100           0.5%         99           0.4%        99          0.4%
                                            --------------------------------------------------------------------------
   Total                                     $22,005         100.0%    $23,267         100.0%   $24,990        100.0%
                                            ==========================================================================


Office                                        10,301          46.8%    $10,826          46.6%   $11,500         46.0%
Retail                                         5,221          23.7%      5,288          22.7%     5,698         22.8%
Apartments                                     3,001          13.6%      3,095          13.3%     3,264         13.1%
Industrial                                     1,951           8.9%      2,034           8.7%     2,499         10.0%
Hotel                                          1,098           5.0%      1,227           5.3%     1,245          5.0%
Other                                            433           2.0%        797           3.4%       784          3.1%
                                            --------------------------------------------------------------------------
   Total                                     $22,005         100.0%    $23,267         100.0%   $24,990        100.0%
                                            ==========================================================================


                                                          At March 31, 2005         At June 30, 2005
                                               ------------------------------------------------------------
Unaudited (Dollars in millions)                           Amount     % of Total     Amount     % of Total
-----------------------------------------------------------------------------------------------------------
Pacific                                                     $5,888        23.9%       $6,224       23.8%
South Atlantic                                               5,613        22.8%        6,005       23.0%
Middle Atlantic                                              3,898        15.8%        4,007       15.4%
East North Central                                           2,565        10.4%        2,868       11.0%
West South Central                                           2,139         8.7%        2,140        8.2%
New England                                                  1,409         5.7%        1,438        5.5%
International                                                1,343         5.5%        1,395        5.3%
Mountain                                                       780         3.2%          868        3.3%
West North Central                                             631         2.5%          698        2.7%
East South Central                                             267         1.1%          360        1.4%
Other                                                           98         0.4%           97        0.4%
                                              -----------------------------------------------------------
  Total                                                    $24,631       100.0%      $26,100      100.0%
                                              ===========================================================


Office                                                     $10,798        43.8%      $11,776       45.0%
Retail                                                       5,754        23.4%        6,073       23.3%
Apartments                                                   3,330        13.5%        3,416       13.1%
Industrial                                                   2,749        11.2%        2,813       10.8%
Hotel                                                        1,212         4.9%        1,295        5.0%
Other                                                          788         3.2%          727        2.8%
                                              -----------------------------------------------------------
  Total                                                    $24,631       100.0%      $26,100      100.0%
                                              ===========================================================

                                                                  (METLIFE LOGO)


METLIFE, INC.
SUMMARY OF REAL ESTATE

                                          At June 30,   At September 30,  At December 31,   At March 31,   At June 30,
Unaudited (Dollars in millions)               2004            2004             2004               2005           2005
----------------------------------------------------------------------------------------------------------------------
Wholly owned                                  $3,823        $3,911           $3,843             $3,768         $3,277
Joint ventures                                   325           350              386                534            523
                                            --------------------------------------------------------------------------
  Subtotal                                     4,148         4,261            4,229              4,302          3,800
Foreclosed                                         2             2                4                  4              3
                                            --------------------------------------------------------------------------
  Total Real Estate (1)                       $4,150        $4,263           $4,233             $4,306         $3,803
                                            ===========================================================---------------


(1)   Includes real estate held-for-sale and held-for-investment.


METLIFE, INC.
SUMMARY OF MORTGAGES AND CONSUMER LOANS


                                          At June 30,   At September 30,  At December 31,   At March 31,   At June 30,
Unaudited (Dollars in millions)             2004              2004             2004               2005           2005
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES                         $22,005       $23,267          $24,990            $24,631        $26,100

AGRICULTURAL MORTGAGES                         5,377         5,593            5,907              5,929          6,040

CONSUMER LOANS                                   736           760            1,509              1,417          1,446

                                            --------------------------------------------------------------------------
TOTAL                                        $28,118       $29,620          $32,406            $31,977        $33,586
                                            ===========================================================---------------


METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT


                                          At June 30,   At September 30,  At December 31,   At March 31,   At June 30,
Unaudited (Dollars in billions)             2004              2004             2004               2005            2005
-----------------------------------------------------------------------------------------------------------------------
METLIFE                                        $258.3        $265.0           $270.0             $276.9          $291.9

METLIFE SEPARATE ACCOUNT                         79.7          81.2             86.8               85.8            89.5

                                            ---------------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT                  $338.0        $346.2           $356.8             $362.7          $381.4
                                            ---------------------------------------------------------------------------

                                                                  (METLIFE LOGO)
COMPANY RATINGS AS OF JULY 25, 2005 (1)


                                                                  Moody's           Standard &         A.M. Best       Fitch
                                                              Investors Service       Poor's            Company       Ratings
                                                              ------------------    ------------     ------------     -------
FINANCIAL STRENGTH RATINGS
First MetLife Investors Insurance Co.                               NR                 AA    *           A+              NR
General American Life Insurance Company                            Aa2    *            AA    *           A+              AA
MetLife Investors Insurance Company                                Aa2    *            AA    *           A+              AA
MetLife Investors Insurance Company of California                   NR                 AA    *           A+              NR
MetLife Investors USA Insurance Company                            Aa3    *            AA    *           A+              AA
Metropolitan Casualty Insurance Company                             NR                 NR                 A              NR
Metropolitan Direct Property and Casualty Insurance Co.             NR                 NR                 A              NR
Metropolitan General Insurance Company                              NR                 NR                 A              NR
Metropolitan Group Property & Casualty Insurance Co.                NR                 NR                 A              NR
Metropolitan Life Insurance Company                                Aa2    *            AA    *           A+              AA
Metropolitan Life Insurance Company (Short-term rating)            P-1    *           A-1+               NR              NR
Metropolitan Lloyds Insurance Company of Texas                      NR                 NR                 A              NR
Metropolitan Property and Casualty Insurance Company               Aa3    *            NR                 A              NR
Metropolitan Tower Life Insurance Company                          Aa3    *            NR                A+              NR
New England Life Insurance Company                                 Aa2    *            AA    *           A+              AA
Paragon Life Insurance Company                                      NR                 AA    *           A+              AA
Texas Life Insurance Company                                        NR                 NR                 A              NR

RGA Reinsurance Company                                             A1                 AA-   *           A+             AA-

CREDIT RATINGS
GenAmerica Capital I
   Preferred Stock                                                  A3    *           BBB+   *           NR              A-

General American Life Insurance Company
   Surplus Notes                                                    A1    *            A+    *           a+    *         NR

MetLife, Inc.
   Senior Unsecured                                                 A2    *             A    *            a    *         A
   Commercial Paper                                                P-1    *            A-1              AMB-1  *         F1
   Subordinated Debt                                              (p) A3  *            NR                a-    *         NR
   Preferred Stock                                                 Baa1   *           BBB+   *          bbb+   *         A-
   Perpetual Preferred Stock                                       Baa1   *            BBB   *          bbb+   *         A-

MetLife Capital Trust II
   Preferred Stock                                                  A3    *           BBB+   *           a-    *         A-

MetLife Capital Trust III
   Preferred Stock                                                  A3    *           BBB+   *           a-    *         A-

MetLife Funding, Inc.
   Commercial Paper                                                P-1                A-1+             AMB-1+  *        F1+

Metropolitan Life Global Funding I
   Senior Secured                                                  Aa2    *            AA                aa    *         NR

Metropolitan Life Insurance Company
   Surplus Notes                                                    A1    *            A+    *           a+    *         A+

Reinsurance Group of America, Incorporated
   Senior Unsecured                                                Baa1                A-    *           a-              A-

RGA Capital Trust I
   Preferred Stock                                                 Baa2                BBB   *          bbb+            BBB+


* Moody's, Standard & Poor's and A.M. Best's outlook for these ratings is negative.

(1)   For entities owned as of June 30, 2005.
(P)   Preliminary
(NR)  Not Rated